                                                                  Exhibit 10.32


                                       LEASE
                                       -----


     THIS LEASE ("Lease") is made and entered into this    day of,         by
                                                       ----       ---------
and between FLAMINGO '84, a Nevada LIMITED PARTNERSHIP D.H.A PHOENIX PLAZA III (herein referred to as "Landlord"), and TRUE VISION LASER CENTERS INTERNATIONAL, INC. (herein referred to as "Tenant")


                                       SECTION 1
                                       PREMISES


     1.1 Upon the conditions, limitations, covenants and agreements herein set forth. Landlord hereby leases to Tenant, and Tenant hereby accepts, hires and leases from Landlord, that unit or space in PHOENIX PLAZA III - 6370 W. FLAMINGO ROAD, LAS VEGAS, NV 89103, LAS VEGAS, Nevada (the "Property"), which Property is described on Exhibit A-I attached hereto and incorporated herein by reference, which unit or space is indicated by cross-hatching on the Site Plan attached hereto as Exhibit A-2 and incorporated herein by reference and identified as 6370 W. FLAMINGO ROAD, SUITE #5, LAS VEGAS, Nevada (herein referred to as the "Premises") consisting of approximately 4000 square feet. If demising walls are to be installed or relocated, then to determine the actual square footage of the Premises, Landlord shall measure the Premises promptly following the date that the demising walls are established ("Landlord's Final Measurement"); otherwise the aforesaid square footage is Landlord's Final Measurement. Landlord's Final Measurement shall be binding upon Tenant unless Tenant notifies Landlord of any actual error therein within 10 calendar days after written notice thereof. (Interior spaces shall be measured from center line to center line of party walls; exterior spaces shall be measured from center line of party walls to outside face of exterior walls; depth shall be measured from outside face of exterior walls.) There shall be no reduction of square footage by reason of any columns or architectural elements within the Premises.

     1.2 Landlord reserves to itself the exclusive use of the roof, exterior walls and the area above and below the Premises (other than roll-up doors and exterior doorways), together with the right to install, maintain, use, repair and replace pipes, ducts, conduits, wires and structural elements now or in the future leading through the Premises and which serve other parts of the Property.

     1.3 The Property, and Tenant's occupancy and use of the Premises, are subject to certain covenants, conditions and restrictions, reciprocal casements, and rights of way, including without limitation, that certain Declaration of Covenants, Conditions and Restrictions, recorded in the Office of the Recorder of Clark County, Nevada ("Declaration") pertaining to the Property.

     1.4 Tenant shall not utilize any name selected by Landlord from time to time for any or all of the Property as any part of Tenant's corporate or trade name. Landlord shall have the right to change the name or designation of the Property without notice or liability.

                                       SECTION 2

                                         TERM

     2.1 The term of this lease shall be for a period of SIX (6) months, beginning on the Occupancy Date, as herein defined, unless terminated earlier as elsewhere herein provided ("Term"); provided that if the Occupancy Date is not the first day of a calendar month the Term hereof shall be for the aforesaid length of time plus the period between the Occupancy Date and the first day of the next succeeding calendar month. At such time as the Occupancy Date shall have been established, Landlord shall notify Tenant of the same in writing and in the absence of any written objection by Tenant delivered to Landlord within FIVE (5) days of such notification, such date shall be conclusively deemed to be the Occupancy Date. In the event that the Tenant fails or refuses to open the Premises for, and to commence the conduct of, its business within FIVE (5) days after the Occupancy Date, then, at the option of Landlord, Landlord may treat such failure or refusal as a Default. If Landlord shall not terminate this Lease, Landlord may, without waiving its right to thereafter terminate this Lease for such failure to open, collect all rents due or to become due hereunder.
          2.1.1 The words "occupancy date" or "Occupancy Date," whenever used in this Lease shall be deemed to refer to JULY 15, 1999.

          2.1.2 If Tenant occupies the Premises prior to the Occupancy Date, Tenant's occupancy of the Premises shall be subject to all of the provisions of this Lease, provided however, that such early occupancy shall not advance the expiration date of this Lease.

          2.1.3 The words "commencement date" or "Commencement Date" whenever used in this Lease shall refer to AUGUST 1, 1999.

     2.2 If Tenant shall hold possession of the Premises with the consent of Landlord after the expiration of the Term of this Lease, such holding over shall create a tenancy from month to month only, upon the same terms and conditions as are herein set forth, except that Minimum Monthly Rent shall be one hundred fifty percent (150%) of the Minimum Monthly Rent as of the expiration hereof. Additionally, the acceptance by Landlord of rent after the expiration of the Lease shall not constitute a consent to hold over or result in a renewal of this Lease. The foregoing provisions of this Section are in addition to, and do not affect, Landlord's right to re-entry or any other rights of Landlord under this Lease or at law or in equity.

                                                                --------
                                                                Initials

                                      SECTION 3

                                         RENT


     3.1   Beginning on the Commencement Date, as defined in subparagraph
2.1.3 above, Tenant shall pay, in advance, to Landlord without deduction or setoff for any reasons, in legal tender of the United States of America, minimum monthly rent ("Minimum Monthly Rent") as follows:

          3.1.1 Year One Minimum Monthly Rent shall be $5,800.00 per month; Plus CAM.

               (a) If the Term includes a fractional month, for that fractional month Tenant shall pay as Minimum Monthly Rent that proportion of the Minimum Monthly Rent due which the number of days in said fractional month bears to the total number of days in said month. The phrase Minimum Monthly Rent shall mean the base monthly rent then due Landlord as herein provided. Tenant shall pay, in addition to the Minimum Monthly Rent, all other costs as more specifically set forth below.

               (b) After the Commencement Date and upon the expiration of each twelve (12) calendar month period thereafter during the Term hereof, including any extensions, Minimum Monthly Rent shall be adjusted by multiplying the then-current Minimum Monthly Rent by a fraction, which fraction shall have as its numerator the Consumer Price Index For All Urban Consumers using the U.S. City Average (or such alternative thereto as is hereinafter provided) (Base Period 1982-84--100), as published by the U.S. Department of Labor, Bureau of Labor Statistics, for the calendar month which is four (4) months prior to the expiration of the applicable twelve (12) month period, and which such fraction shall have as its denominator said Consumer Price Index, as published for the calendar month which is four (4) months prior to the commencement of the Term. If the present base of said Index should hereafter be changed, the new base shall be converted to the base now used. In the event said Bureau shall publish more than one such Index figure, the Index figure showing the greater proportionate increase shall be used. In the event that the Bureau should cease to publish said index figure, then any similar index figure published by any other branch or department of the U.S. Government shall be used, and if none is so published, then another index figure generally recognized as authoritative shall be substituted by agreement of the parties hereto, or if no such agreement is reached within a reasonable time, either party may make application to any court of competent jurisdiction to designate such other index. In any event, the base used by any new index shall be reconciled to the 1982-84--100 Base Index. In no even shall the Minimum Monthly Rent to be paid by Tenant pursuant hereto be less than the Minimum Monthly Rent with respect to the immediately preceding twelve (12) month period. In the event the numerator of said fraction is not available at the time of adjustment of the Minimum Monthly Rent as provided herein, Tenant shall continue to pay the Minimum Monthly Rent established for the immediately preceding twelve (12) month period; provided, however, Tenant shall promptly pay to Landlord any deficiency at such time as said Minimum Monthly Rent is adjusted.

               (c) Concurrently with the execution and delivery hereof, Tenant has delivered to Landlord the sum of $6,840.00 being Minimum Monthly Rent, plus Tenant's estimated pro rata portion of the Property's Operating Cost, for the first month of the Term, and pending the commencement date same shall be held by Landlord in the same manner as the Security Deposit.

     3.2 As used in this Lease, the following terms shall have the following meanings:

          3.2.1 "Lease Year" shall mean a twelve (12) month calendar year, except that in the event the occupancy date occurs on a date other than January 1, the first Lease Year hereunder shall be that fractional part of the calendar year from the occupancy date to December 31 of the same year and the final Lease Year shall be that fractional part of the calendar year from January 1 to the expiration date.

          3.2.2 "Rental Year" shall mean a twelve (12) calendar month year beginning on the commencement date and ending twelve (12) full calendar months thereafter and each full twelve (12) calendar months respectively thereafter.

          3.2.3 "Tenant's pro-rata portion of share" shall mean a percent based upon a fraction the numerator of which is the total number of rentable square feet of the Premises and the denominator of which is the total number of rentable square feet of the buildings from time-to-time then-constructed within the Property and which are occupiable.

     3.3 In addition to the Minimum Monthly Rent, Tenant shall pay Landlord, at the time and in the manner herein set forth, the following additional rent:

          3.3.1 Tenant's pro-rata portion, as defined above, of the Property's Operating Cost, subject to the limitations (if any) set forth in the Addendum to Lease. The additional rent provided to be paid herein shall be estimated annually on a Lease Year basis by Landlord. Tenant shall be notified in writing of Landlord's "good faith" estimate prior to the last day of each Lease Year of the Lease Term. Tenant shall commence payment of one twelfth (1/12) of such estimated annual costs without further demand or any deduction or setoff, in advance, on the first day of each subsequent calendar month during such ensuing Lease Year. Within a reasonable period of time following the end of each Lease Year, Landlord will ascertain the actual Property's Operating Cost for the previous Lease Year and will notify Tenant in writing of such actual Property's Operating Cost. After determining such Property's Operating Cost for the previous Lease Year, Landlord shall then determine if Tenant owes any additional sums therefor, or if Tenant has paid Landlord more than its pro-rata share thereof. Tenant shall pay to Landlord on demand, the amount, if any, equal to the difference between the actual payments made by Tenant and the final Property's Operating Cost as determined by Landlord within thirty (30) days of receiving written notice from Landlord regarding Tenant's underpayment even though same may be received after the expiration or termination of this Lease. If any excess payment has been made by Tenant, then same shall be held by Landlord and applied to Tenant's next-monthly payment(s) of the Property's Operating Cost, as additional rent provided to be paid hereunder, and if necessary, each monthly payment thereafter until such overpayment shall be fully exhausted. Tenant shall not be entitled to receive interest on any additional rent paid hereunder.

               (a) The term "Property's Operating Cost" shall mean the total cost and expense incurred in managing, operating, equipping, lighting, repairing, replacing and maintaining the Property. Such operating and maintenance costs shall include all costs and expenses of operating and maintaining such areas and facilities in such manners as Landlord may from time to time, in its sole discretion, deem appropriate and for the best interests of the tenants of the Property, including, without limitation, all Impositions (as that term is defined below), providing private police protection, security patrol, or night watchmen (including, but not limited to uniforms), fire protection and security alarm systems and equipment, preventive maintenance for heating and air conditioning, labor compensation insurance, payroll taxes, materials, supplies, and all other costs of operating and repairing, lighting, cleaning, sweeping, painting, striping, removing of rubbish or debris, policing and inspecting, depreciation on or rentals of machinery and equipment, the amortized costs (as reasonably determined by Landlord) to repair, maintain or install capital improvements, all utility expenses not separately metered to any specific tenant(s) of the Property, costs and expenses for the rental of music program services and loudspeaker systems (if Landlord elects to provide the same), including, but not limited to, furnishing electricity therefor, Landlord's insurance including fire and extended coverage, liability, property damage, rent loss, boiler insurance, vandalism, malicious mischief, earthquake insurance, insurance against liability for defamation and claims of false arrest, and such other insurance in such amounts and covering hazards deemed appropriate by Landlord, fidelity bonds, and all costs of repairs, maintenance, or replacement of paving, curbs, walkways, remarking, directional or other signs, landscaping, drainage, lighting facilities, repair and maintenance of the Common Areas (defined below) and parking areas, costs and expenses of planting, replanting and replacing flowers, shrubbery and other landscaping, fees or required licenses and permits, costs of compliance with any and all governmental laws, ordinances and regulations applicable to the Property which may be incurred by Landlord, and the cost to Landlord of servicing and maintaining any sprinkler system. There shall also be included the cost of leasing and operating any signs, the cost of personnel to implement any service described above, to direct traffic and to police the Common Areas, property management fees, and an administrative fee not to exceed fifteen per cent (15%) of the total cost of the Property's Operating Cost, which fees shall be payable to Landlord or to any other entity which is managing or administering the Property.

              (b) In the event that the Property consists of more than one parcel, as shown on the Property's subdivision map of record (or equivalent), Landlord may at Landlord's sole option compute "Property's Operating Cost" in such a manner as will exclude any or all parcels (i) not owned by Landlord, or (ii) wholly leased by one tenant, so that third parties who own any parcel within the Property, or tenants who lease a complete parcel within the Property, may at Landlord's option be required to separately pay all expenses attributable to any such parcel(s).

              (c) Landlord shall provide to Tenant an annual statement reflecting all of the Property's Operating Cost.

          3.3.2 Monthly, in advance, in addition to all other rental amounts specified herein, as further additional rent, Tenant's pro-rata portion of Impositions, as herein defined. The amounts due hereunder shall be estimated on a Lease Year basis in advance by Landlord and shall be paid in the same manner as specified in subparagraph 3.3.1 for payment of the Tenant's portion of the Property's Operating Cost. For the purpose of this Lease "Impositions" means:

              (a) Any real estate taxes, fees, assessments or other charges assessed against the Property or any improvements thereon.

              (b) All personal property taxes on personal property used in connection with the Property and related structures other than taxes payable by Tenant under Section 11 hereof and taxes of the same kind as those described in said Section 11 payable by other tenants in the Property pursuant to corresponding provisions of their leases.

              (c) Any and all taxes, assessments, license fees, and public charges levied, assessed, or imposed and which become payable during the term hereof upon all leasehold improvements, over and above the building shell, whether installed by Landlord or Tenant.

              (d) Any and all environmental levies or charges now in force affecting the Property or any portion thereof or which may hereafter become effective, including, but not limited to, parking taxes, levies, or charges, employer parking regulations, and any other parking or vehicular regulations, levies, or charges imposed by any municipal, state or federal agency or authority.

              (e) Any other taxes levied or assessed in addition to, as a replacement, alteration, or substitute for, or in lieu of such real or personal property taxes.

              (f) Any and all fees paid by Landlord in its opposition to any tax assessments, but only to the maximum amount of one-half (1/2) of the taxes that would have been otherwise payable if Landlord had not opposed the original tax assessment.

     3.4 All rents and other monies required to be paid by Tenant hereunder shall be paid to Phoenix Plaza III without deduction or offset, prior notice or demand, in legal tender of the United States of America, at 3311 S. Rainbow Blvd., Suite 225, Las Vegas, Nevada 89146, or at such other place as Landlord may, from time to time, designate in writing. Tenant agrees that all monies required to be paid by Tenant pursuant to this Lease, except for the Minimum Monthly Rent, are hereby conclusively deemed to be "Additional Rent."

          3.4.1 If Tenant shall fail to pay, within five (5) days after the same is due and payable, any Minimum Monthly Rent, Additional Rent or any other amount or charge to be paid as Additional Rent by Tenant hereunder, such unpaid amount shall be subject to a late charge equal to five percent (5%) of such unpaid amount. In addition, any such unpaid amount shall bear interest from the thirtieth (30th) day after the due date thereof to the date of payment at the rate of eighteen percent (18%) per annum. The foregoing are not exclusive of Landlord's rights due to Tenant's default under this Lease and the remedies therefor.



                                SECTION 4

                             SECURITY DEPOSIT

     4.1 Tenant, concurrently with the execution of this Lease, has deposited with Landlord the sum of $6,840.00, receipt of which is hereby acknowledged by Landlord ("Deposit"). Said Deposit will be held by Landlord as security for the faithful performance by Tenant of all the terms, covenants and conditions of this Lease by Tenant to be kept and performed during the Term hereof, including the vacating of the Premises by Tenant; provided that Tenant shall not be excused from the payment of any rent herein reserved or any other charge herein provided. If Tenant defaults with respect to any provision of this Lease, Landlord may, but shall not be required to, use or retain all or any part of the Deposit for the payment of any rent or other monies due Landlord, to repair damages to the Premises, to clean the Premises or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of the Deposit is so used or applied, Tenant shall, within five (5) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the Deposit to its original amount.

          4.1.1 Landlord shall not be required to keep the Deposit separate from its general funds, and Tenant shall not be entitled to interest on the Deposit. Should Tenant comply with all of said terms, covenants and conditions and promptly pay all the rent herein provided for and all other sums payable by Tenant to Landlord hereunder as the same fall due, then the Deposit shall be returned to Tenant thirty (30) days after the end of the Term, or after the last payment due from Tenant to Landlord, whichever last occurs. In the event of sale, transfer or the making of a master lease of the Property or of any portion thereof containing the Premises, if Landlord transfers the Deposit to the vendee, lessee or transferee for the benefit of the Tenant, or if such vendee, lessee or transferee assumes all liability with respect to the Deposit, then Landlord shall be considered released by Tenant from all liability for the return of the Deposit, and Tenant agrees to look solely to the new landlord for the return of the Deposit, and it is agreed that this Section 4 shall apply to every transfer or assignment to a new landlord. No mortgagee or beneficiary holding a lien on the Property or any portion thereof shall be liable to Tenant for any Deposit, unless said Deposit has actually been delivered to such mortgagee or beneficiary.

         4.1.2 Tenant shall have no right or privilege to mortgage, encumber, transfer or assign the Deposit without the prior written consent of Landlord.

     4.2 Tenant may not deduct from its Minimum Monthly Rent, Additional Rent, or from other payments to Landlord under this Lease, the Deposit, and Landlord's right to possession of the Premises or to take appropriate action for nonpayment of any rent or for any other reason shall not be affected by the fact that Landlord holds the Deposit and does not use, apply or retain same as set forth herein.



                                SECTION 5


                         POSSESSION AND SURRENDER

     5.1 Tenant has had the opportunity to inspect the Premises and shall, by entering upon and occupying the Premises, be deemed to have accepted the Premises and all parts thereof in the current "AS-IS" condition, and Landlord shall not be liable for any latent or patent defect therein.

     5.2 Upon the expiration or sooner termination of the Term of this Lease, if Tenant has fully and faithfully performed all of the terms, conditions and covenants of this Lease to be performed by Tenant, but not otherwise, Tenant shall, at its sole cost and expense, remove all personal property and trade fixtures which Tenant has installed or placed in or on the Premises (all of which are hereinafter referred to as "Tenant's Property") from the Premises and repair all damage thereto resulting from such removal and Tenant shall thereupon surrender the Premises in the same condition as on the date when the Premises was ready for occupancy, reasonable wear and tear excepted.

     5.3 If Tenant has not fully and faithfully performed all of the terms, conditions and covenants of this Lease to be performed by Tenant, Tenant shall nevertheless remove Tenant's property from the Premises in the manner aforesaid within fifteen (15) days after receipt of written direction to do so from Landlord.

     5.4 In the event Tenant shall fail to remove any of Tenant's property as provided herein, Landlord may, but is not obligated to, at Tenant's expense, remove all of such Tenant's property not so removed and repair all damage to the Premises resulting from such removal, and Landlord shall have no responsibility to Tenant for any loss or damage to Tenant's property caused by or resulting from such removal or otherwise. If the Premises is not surrendered at the end of the Term, Tenant shall indemnify Landlord against all loss or liability resulting from delay by Tenant in so surrendering the Premises including, without limitation, any claims made by any succeeding tenant founded on such delay.


                                  SECTION 6

                               USE OF PREMISES

     6.1 The Premises is leased to Tenant solely for EYE LASER SURGERY AND OTHER RELATED COMETIC PROCEDURES. Tenant shall not use or suffer to be used the Premises, or any portion thereof, for any other purpose or purposes whatsoever, without Landlord's prior written consent therefor. Tenant shall conduct business under the trade name of TRUE VISION LASER INTERNATIONAL, INC. and no other without the prior written consent of Landlord.

     6.2 Tenant shall not, without Landlord's prior written approval, operate or permit to be operated on the Premises any coin or token-operated vending machines or similar device for the sale or leasing to the public of any goods, wares, merchandise, food, beverages, and or service, including, without limitation, pay telephones, pay lockers, pay toilets, scales and amusement devices.

     6.3 Tenant shall refrain from using or permitting the use of the Premises or any portion thereof as living quarters, sleeping quarters or lodging rooms.

     6.4 Tenant shall not, without Landlord's prior written approval, cover or obstruct any windows, glass doors, lights, skylights, canopies or other apertures that reflect or admit light into the Premises. Tenant shall be allowed to install blinds or use other similar window covers to obstruct the view through windows.

     6.5 Tenant shall refrain from keeping or permitting the keeping of any animals of any kind in, about or upon the Premises without Landlord's prior written approval.

     6.6 Except as provided for elsewhere herein and unless Landlord shall cause such problem(s), Tenant shall keep and maintain, at Tenant's sole cost and expense, in good order, condition and repair (including any such replacement and restoration as is required for that purpose) the Premises and every part thereof and any and all appurtenances thereto wherever located, including, but without limitation, the exterior and interior portion of all doors, door checks, windows, plate glass, Tenant signage, all plumbing and sewage facilities within the Premises including free flow up to the main sewer line, fixtures, heating and air conditioning and electrical systems (whether or not located in the Premises), sprinkler system, walls, floors and ceilings, and any work performed by or on behalf of Tenant hereunder. Tenant shall also keep and maintain in good order, condition and repair (including any such replacement and restoration as is required for that purpose) any special equipment, fixtures or facilities other than the usual and ordinary plumbing and utility facilities, which special facilities shall include, but not be limited to, grease traps facilities located outside the Premises. Landlord agrees to assign to Tenant any warranties Landlord may have pertaining to those parts of the Premises Tenant is responsible for maintaining hereunder.

     6.7 Tenant shall store all trash and garbage in metal containers located where designated by Landlord so as not to be visible or create a nuisance to customers and business invitees in the Property, and so as not to create or permit any health or fire hazard. Landlord shall arrange for the regular removal thereof. If Tenant requires more frequent refuse removal or larger refuse facilities over that generally provided by Landlord, Tenant shall pay for same.

           6.7.1 In the event Tenant shall be a medical and/or dental oriented facility, lab or operation, Tenant shall be responsible for installing appropriate medical waste containers and providing for the safe storage and disposal of same, all at its expense.

     6.8 Tenant hereby covenants and agrees that it, its agents, employees, servants, contractors, subtenants and licensees shall abide by the Rules and Regulations attached hereto as Exhibit E and incorporated herein by reference, and such additional rules and regulations hereafter adopted, and amendments and modifications of any of the foregoing, as Landlord may, from time to time, adopt for the safety, care and cleanliness of the Premises or the Property or for the preservation of good order thereon and therein.

     6.9 Tenant shall operate all of the Premises during the entire Term with sound business practice, due diligence and efficiency. Tenant shall provide, install and at all times maintain in the Premises all suitable furniture, fixtures, equipment and other personal property necessary for the conduct of Tenant's business therein, in a businesslike manner.

     6.10 Tenant shall not do, permit or suffer anything to be done, or kept upon the Premises which will obstruct or interfere with the rights of other tenants, Landlord or the patrons and customers of any of them, or which will annoy any of them or their patrons by reason of unreasonable noise or otherwise, nor will Tenant commit or permit any nuisance on the Premises or commit or suffer any immoral or illegal act to be committed thereon.

     6.11 The use of the Premises and all common areas whatsoever by Tenant, its employees, agents, customers, licensees, invitees and contractors, shall at all times be in compliance with all covenants, conditions and restrictions; easements; reciprocal casement agreements; and all matters presently of public record or which may hereafter be placed of public record, which affect the Premises or the Property, or any part thereof.

     6.12 Tenant acknowledges and agrees that Landlord may, but will not be required to, adopt and provide security services for the Property from time to time. However, Landlord will not be required to provide any such services for the Premises or for the Property, and any security services that are voluntarily undertaken by Landlord may be changed or discontinued from time to time in Landlord's sole and absolute discretion, without liability to Tenant, its employees, agents, customer and invitees. Tenant waives any claims it may have against Landlord arising out of any security services provided by Landlord, or the inadequacy or absence thereof, specifically including Landlord's negligence with respect to the providing or failure to provide such services. Tenant assumes the total and sole responsibility for pursuing any civil or criminal remedies against any other person.

     6.13 Tenant shall, at its sole cost and expense, comply with all federal, state, city and municipal statutes, ordinances, rules and regulations and the orders and regulations of any ISO (Insurance Services Office) or any other body or entity exercising similar functions in force during the Term and affecting the Property, the Premises or Tenant's use thereof. Further, Tenant shall not use the Premises so as to create waste or constitute a nuisance or disturb other tenants located in the Property.

          6.13.1 Tenant shall not use the Premises for the generation, storage, manufacture, production, releasing, discharge, or disposal of any hazardous substance (defined below) or allow or suffer any other entity or person to do so. "Hazardous substance" shall mean any flammable or related material and any other substance or material defined or designated as a hazardous or toxic substance, material or waste by a governmental law, order, regulation or ordinance presently in effect or as amended or promulgated in the future and shall include, without limitation:

               (i) Those substances included within the definitions of "hazardous substances", "hazardous materials", "toxic substances" or "solid waste" in CERCLA, RCRA, the Hazardous Materials Transportation Act, 40 U.S.C. Sections 1801 ET SEQ., the Clean Water Act, 33 U.S.C. ET SEQ., the Clean Water Act, 42 U.S.C. 7401 ET SEQ., the Toxic Substance Control Act, 15 U.S.C. 2601 ET SEQ., and the Safe Drinking Water Act, 42 U.S.C. 300f through 300j, and in the regulations promulgated pursuant to said laws;

               (ii) Those substances listed in the United States Department of Transportation Table (49 CFR 172.101 and amendments thereto) or by the Environmental Protection Agency (or any successor agency) as hazardous substances (40 CFR Part 302 and amendments thereto);

               (iii) Such other substances, materials and wastes which are or become regulated under applicable local, state or federal law, or the United States government, or which are classified as hazardous or toxic under federal, state or local laws or regulations; and

               (iv)  Any material, waste or substance which is (A) petroleum,
(B) asbestos, (C) polychlorinated biphenyls or (D) designated as a "hazardous substance" pursuant to Section 311 or the Clean Water Act, 33 U.S.C. Sections 1251 ET SEQ. (33 U.S.C. 1321) or listed pursuant to Section 307 of the Clean Water Act (33 U.S.C. 1317).

          6.13.2 The foregoing notwithstanding, Tenant shall be entitled to use and maintain such limited quantities of materials that may otherwise be defined as "hazardous substances," "hazardous materials," "toxic substances," or "solid waste" as used in the ordinary course of Tenant's business; provided, that such "materials" are properly maintained, stored, and disposed of, Tenant complies with all laws, ordinances, rules and regulations applicable thereto and Tenant bears all responsibility and liability therefor.

          6.13.3 Except as caused by the wilful acts or omissions of Landlord, its agents, servants, employees, contractors or subcontractors, Tenant shall protect, indemnify and hold harmless Landlord, its partners, directors, officers, employees, agents, successors and assigns, the Property and Landlord's management agent for the Property from and against any and all claims, losses, damages, costs, expenses, liabilities, fines, penalties, charges, administrative and judicial proceedings and orders, judgments, remedial action requirements, enforcement actions of any kind (including, without limitation, attorneys' fees and costs at trial and on appeal) directly or indirectly arising out of or attributable to, in whole or in part, the breach of any of the covenants, representations and warranties of this Paragraph 6.13, or the use, generation, manufacture, production, storage, release, threatened release, discharge, disposal, or presence of hazardous substance on, under, from or about the Premises. The foregoing indemnity shall further apply to any residual contamination on, under, from or about the Premises, the Property, or affecting any natural resources arising in connection with the use, generation, manufacturing, production, handling, storage, transport, discharge or disposal of any such hazardous substance, and irrespective of whether any of such activities were or will be undertaken in accordance with environmental laws or other applicable laws, regulations, codes and ordinances.

          6.13.4 Upon notification of Tenant by Landlord, Landlord reserves the right to request appropriate governmental officials to inspect the Premises, from time to time, in order to determine Tenant's compliance herewith.


                               SECTION 7


                      ALTERATIONS AND IMPROVEMENTS

     7.1 Landlord shall diligently perform and install or cause to be installed the improvements to the Premises required of it as specifically set forth on Exhibit C attached hereto and incorporated herein ("Landlord's Work"). Except as so set forth, Tenant otherwise accepts the Premises in its "as is" condition. Tenant shall be entitled to the Tenant Work Allowance set forth in Exhibit D attached hereto.

          7.1.1 Prior to performing any such Tenant Work, Tenant agrees to furnish Landlord with a complete detailed set of plans and specifications. Landlord reserves the right to require such set of plans and specifications to be drawn by a registered architect which architect shall be previously approved in writing by Landlord. Plans and specifications are not approved by Landlord for engineering design and by approving such plans and specifications, the Landlord does not assume any liability or responsibility whatsoever therefor or for any defect in any structure constructed from such plans and specifications. The Landlord shall not be liable to the Tenant or any other person for any damage, loss or prejudice suffered or claimed on account of its approval or disapproval of any plans, drawings, specification or the construction or performance of any work whether or not pursuant to such approved plans, drawings and specifications.

     7.2 Tenant shall diligently perform and install or cause to be installed the improvements and work to the Premises required of it as specifically set forth on said Exhibit D ("Tenant's Work"). All of the Tenant's Work shall be performed by licensed, bonded and insured contractors substantially in accordance with the plans, specifications and related requirements established pursuant to this Section 7 and said Exhibit D.

          7.2.1 Tenant shall observe and perform all of its obligations under this Lease (except its obligations to pay Minimum Monthly Rent and Additional Rent), from the earlier of the date upon which Tenant first enters the Premises or the date upon which the Premises is made available for Tenant's Work until the Commencement Date of the Lease, in the same manner as though the Lease Term began upon such date.

          7.2.2 Tenant, at its own expense, shall comply with all laws, rules, orders, ordinances, directions, regulations and requirements of federal, state, county and municipal authorities now in force or which hereafter may be in force ("Requirements"), which shall impose any duty upon Landlord or Tenant with respect to the improvement, use, occupation or alteration of the Premises by Tenant, including, but not limited to the Americans with Disabilities Act ("ADA") which may be applicable thereto. Tenant agrees to indemnify and save Landlord harmless from and against any penalty, damage or charge imposed for any violation by Tenant, its assignees, subtenants, licensees, agents and employees of any said Requirements.

     7.3 Tenant shall not make any additions, alterations, improvements or changes ("improvements") in or to the Premises without the prior written approval of Landlord. Except as provided in Exhibit C hereof, any improvements shall be at the sole cost and expense of Tenant. Any improvements shall be made promptly and in good and workmanlike manner and in compliance with all insurance requirements and with all applicable permits, authorizations, building regulations, zoning laws, environmental regulations, laws regarding the physically disabled and all other governmental rules, regulations, ordinances, statutes and laws, now or hereafter in effect pertaining to the Premises or Tenant's use thereof. Any improvements made by Tenant shall at Landlord's option become the property of Landlord upon the expiration or sooner termination of this Lease. However, Landlord shall have the right to require Tenant to remove such improvements, at Tenant's sole cost and expense, upon such termination of this Lease and to surrender the Premises in the same condition as it was prior to the making of any or all such improvements, ordinary wear and tear excepted.

     7.4 Landlord may require Tenant, at Tenant's sole cost and expense, to furnish a bond or other security satisfactory to Landlord to assure diligent and faithful performance of any work at the Premises to be performed by Tenant.

     7.5 Tenant shall indemnify and hold Landlord, the Property and Landlord's managing agent for the Property free of and harmless from any and all liabilities, losses, claims, damages or otherwise based upon or in any manner growing out of any alterations or construction undertaken by Tenant whether specifically under the terms of this Lease or otherwise, including all costs, including but not limited to damages, expenses, court costs and attorney's fees incurred in or resulting from claims made by any person or persons, by other tenants of premises in the Property, their subtenants, agents, employees, customers and invitees.

          7.5.1 Before undertaking any alterations or construction, Tenant or Tenant Contractor shall obtain and pay for a commercial liability insurance policy insuring Landlord and Tenant against any liability which may arise on account of such proposed alterations or construction work in limits of not less than $1,000,000.00 combined single limit coverage; a copy of such policy shall be delivered to Landlord prior to the commencement of any such proposed work. Tenant shall also maintain at all times "all-risk" casualty insurance in the name of Landlord and Tenant as their interests may appear in the amount adequate to cover the cost of replacement of all alterations, decorations, additions, or improvements in and to the Premises and all trade fixtures therein, in the event of casualty loss. Tenant shall deliver to Landlord copies of such insurance policies or certificates which shall contain a clause requiring the insurer to give Landlord not less than ten (10) days prior written notice of cancellation of such policies.

         7.6 Tenant will indemnify Landlord against any lien, encumbrance or charge upon fixtures, equipment, or personal property located within the Premises.

         7.7 All signs shall be designed, constructed and installed in accordance with Exhibit F attached hereto and incorporated by this reference herein or such uniform sign criteria as may be promulgated by Landlord in lieu thereof. All such signage shall be installed by the Commencement Date.



                                   SECTION 8

                                   REPAIRS

     8.1 At Tenant's sole expense, Tenant shall keep in good order, condition and repair the Premises and every part thereof, including, without limiting the generality of the foregoing, all plumbing, heating, ventilating and air conditioning systems, electrical and lighting facilities and equipment within the Premises, fixtures, interior walls and interior surfaces of exterior walls, ceilings, windows (including glass and casings), doors (including casings and locks), plate glass and skylights located within the Premises. Landlord reserves the right to procure and maintain the ventilating and air conditioning system maintenance contract for the entire Property, including the Premises, and if Landlord so elects, the cost thereof shall be included in the Property's Operating Cost.

          Tenant shall promptly replace any portion of the Premises or system or equipment in the Premises which cannot be fully repaired, regardless of whether the benefit of such replacement extends beyond the Lease Term.
Tenant shall be solely responsible and shall indemnify, protect, defend and hold Landlord harmless as a result of any penetrations or perforations of the roof caused by Tenant. Tenant shall also be responsible, at Tenant's sole cost, to comply with all Requirements relating to the Premises including, but not limited to, the obligation to make all improvements, alterations or modifications required by such Requirements. It is the intention of Landlord and Tenant that, at all times during the Lease Term, Tenant shall maintain the Premises in an attractive, first-class and fully operative condition.

          Tenant shall also be responsible for all repairs to the Property which are made necessary by any act or omission of Tenant or any of its affiliates, employees, contractors, subtenants, visitors, patrons, guests or invitees.

          If Tenant fails to perform Tenant's obligations under this Section 8.1, Landlord may enter upon the Premises after ten (10) days written notice to Tenant (except in the case of emergency, in which event, no notice shall be required), perform such obligations on Tenant's behalf and put the Premises in good order, condition and repair, without liability to Tenant for any loss or damage that may accrue to Tenant's merchandise, fixtures, or other property or to Tenant's business by reason thereof and the cost for making such repairs plus ten percent (10%) for administrative overhead shall be due and payable as Additional Rent to Landlord together with Tenant's next Minimum Monthly Rent installment.

     8.2 Landlord agrees to keep in good order, condition and repair the foundations, exterior walls and roof of the Premises (but excluding the exterior and interior of all windows, doors, roll-up doors and any plate glass) except for reasonable wear and tear and except for any damage thereto caused by any act or commision of Tenant or its agents, employees, servants, contractors, subtenants, licensees, customers or business invitees. It is an express condition precedent to all obligations of Landlord to repair and maintain that Tenant shall have notified Landlord in writing of the need for such repairs or maintenance. The cost of such repairs shall be included in the Property's Operating Cost as aforesaid. All work shall be completed in a timely manner in workmanlike quality. Except as may be otherwise expressly provided for in this Lease, there shall be no abatement of Minimum Monthly Rent, Additional Rent or any other payment due to Landlord under this Lease and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements under this Lease.

                                  SECTION 9

                           PARKING AND COMMON AREAS

     9.1 Tenant, its agents, employees, servants, contractors, subtenants, licensees, customers and business invitees shall have the nonexclusive right, in common with Landlord and all others to whom Landlord has or may hereafter grant rights, to use such common areas of the Property (including, but not limited to, the parking lot(s), walkways, corridors, halls, passageways and ramps, sidewalks, access roads, landscape and planted areas, public rest rooms and other public facilities) as designated from time to time by Landlord in its sole discretion (collectively, "Common Areas"), subject to such rules and regulations as Landlord may from time to time impose. Tenant agrees that it, its agents, employers, servants, contractors, subtenants, invitees and licensees shall abide by such rules and regulations. Landlord may at any time close any such Common Areas to make repairs or changes, to prevent the acquisition of public rights in such Common Areas, or to discourage noncustomer parking. Landlord shall operate, manage, equip, light, repair and maintain the Common Areas for their intended purposes, as Landlord shall determine. Landlord reserves the right to dedicate all or portions of such Common Areas and other portions of the Property for public utility purposes. Landlord may do such other acts in and to the Common Areas as in its sole judgment may be desirable. Tenant shall not at any time interfere with the rights of Landlord, other tenants, its and their agents, employees, servants, contractors, subtenants, licensees, customers and business invitees to use any part of the parking lot or Common Areas. Landlord shall not be subject to any liability, nor shall Tenant be entitled to any compensation, or reduction or abatement of rent, by reason of any alteration or diminution of the Common Areas, and no such alteration or diminution of the Common Areas, shall be deemed constructive or actual eviction.

     9.2 Notwithstanding the foregoing, Tenant shall be obligated to pay its share of the Property's Operating Cost as set forth in Section 3 above.

                                   SECTION 10

                                    SERVICES

     10.1 Landlord agrees to provide Tenant, as Landlord deems necessary, and subject to (i) limitations contained in any governmental controls now or hereafter imposed or matters beyond Landlord's control, (ii) cessation for necessity and (iii) Tenant's obligation in connection with the Property's Operating Cost, the following services:

          10.1.1 [Intentionally omitted]

          10.1.2 Regular refuse and trash disposal.

          10.1.3 Water and sewer for water reasonably used in the Premises and the Common Areas with the exception of commercial enterprises which require water for the conduct of their business, the latter cost thereof being paid as additional rent hereunder as billed to such Tenant by Landlord; and

          10.1.4 Landscaping, streetscaping, parking lot repair and maintenance and sweeping, electrical power and water for the Common Areas and lighting for the Common Areas.

     10.2 Upon twenty-four hours notice to Tenant, Landlord reserves the right to enter the Premises to install and maintain pipes, energy submeters, conduits and other appurtenances in the soffit or other space about the ceilings or ceiling line, the walls and under any floors of the Premises, which appurtenances or the like may be for other tenants of the building in which the Premises is situated.

                                   SECTION 11

                                     TAXES

     11.1 Tenant shall be liable for and shall pay before delinquency (and, upon demand by Landlord, Tenant shall furnish Landlord with satisfactory evidence of the payment thereof) all taxes, fees, bonds and assessments of whatsoever kind or nature, and penalties and interest thereon, if any, levied against Tenant's property or any other personal property of whatsoever kind and to whomsoever belonging situate or installed in or upon the Premises whether or not affixed to the realty. If at any time during the Term of this Lease any such taxes on personal property are assessed as part of the tax on the real property of which the Premises is a part, then in such event Tenant shall pay to Landlord the amount of such additional taxes as may be levied against the real property by reason thereof.

     11.2 If at any time during the Term, under the laws of the United States, Nevada or any political subdivision thereof, a tax or excise on rents or other tax (except income tax), however described, is levied or assessed by the United States, Nevada or said political subdivision against Landlord on account of any rent reserved under this Lease, all such tax or excise on rents or other taxes shall be paid by Tenant. Whenever Landlord shall receive any statement or bill for any such tax or shall otherwise be required to make any payment on account thereof, Tenant shall pay, as additional rent, the amount due hereunder within ten (10) days after demand therefor accompanied by delivery to Tenant of a copy of such tax statement, if any.

                                   SECTION 12

                                    UTILITIES

     12.1 Tenant shall pay all charges for gas, heat, electricity, power, excessive refuse disposal, environmental waste disposal, air conditioning, telephone service (collectively "Utilities") charged or attributable to the Premises, and all other services or utilities used in, upon or about the Premises by Tenant during the Term. To the extent the costs therefor are not separately metered or billed to Tenant, but are a cost of the Property, including water, sewer service charges and rentals and customary refuse disposal, Landlord shall estimate in advance and Tenant shall pay as Additional Rent and in the manner and at the time(s) Tenant pays its share of the Property's Operating Cost under Section 3 above, all charges for Utilities and all other services or utilities used in, upon or about the Premises by Tenant.

          12.1.1 With respect to any utility or service mentioned herein which is not separately metered or billed to Tenant, if Landlord determines that Tenant's use of such utility or service is excessive or abnormal such that it is unfair to assess Tenant and other tenants therefor on a pro-rata square footage basis, Landlord shall so notify Tenant. Such written notice shall contain Landlord's estimate of a fair percentage of the overall cost of such utility or service which should be billed to Tenant. If, within thirty
(30) days after Tenant's receipt of such notice, Landlord and Tenant are unable to agree upon a fair percentage of the overall cost of such utility or service to be paid by Tenant, then, and in such event, Tenant shall thereafter, at Tenant's election, either (i) pay the percentage of overall cost set forth in Landlord's notice, or (ii) cause such utility or service to be separately metered to Tenant or separately contracted for by Tenant, so that Tenant will pay separately, at Tenant's sole expense, for such utility or service (in which case Landlord shall not assess Tenant for any pro-rata share of such utility or service). The cost of any separate meter shall be paid by Tenant.

                                  SECTION 13


                                  INSURANCE


    13.1 Tenant shall, at all times during the Term, at its sole cost and expense, procure and maintain in full force and effect a policy or policies of commercial general liability insurance coverage written on an occurrence form and issued by an insurance carrier having an A.M. Best rating of at least A-VIII and authorized to transact business in the State of Nevada assuring against (i) loss, damage or liability for injury or death to persons and loss or damage to property, (ii) advertising injury, and (iii) any contractual liability, occurring from any cause whatsoever in connection with the Premises or Tenant's use thereof. Such liability insurance shall be in amounts of not less than One Million Dollars ($1,000,000.00) combined single limit coverage. Such insurance shall also cover and include all exterior signs maintained by Tenant hereunder. Landlord shall be named as an additional insured (and at Landlord's option, any other persons, firms or corporations designated by Landlord shall be additional named assureds) under each such policy of insurance.

    13.2 Tenant shall, at all times during the Term, at its sole cost and expense, procure and maintain in full force and effect "all-risk" casualty insurance, plus boiler and machinery coverage, if applicable, and such further coverages as Landlord may require, covering not less than 100% of the full replacement value of the Tenant's improvements on the Premises and the personal property therein. Tenant and Landlord, as their interests may appear, shall be the named assureds (and at Landlord's option, any other persons, firms or corporations designated by Landlord shall be additionally named assureds) under each such policy of insurance.

    13.3 The minimum limits of policies of insurance required of Tenant under this Lease shall in no event limit the liability of Tenant under this Lease. A certificate issued by the insurance carrier for each policy of insurance required to be maintained by Tenant hereunder together with a copy of each such policy or certificate shall be delivered to Landlord and all other named assureds on or before the Commencement Date hereof and thereafter, as to policy renewals within thirty (30) days prior to the expiration of the term of each such policy. Each certificate of insurance and each such policy of insurance required to be maintained by Tenant hereunder shall be in form and substance satisfactory to Landlord and shall expressly evidence insurance coverage as required by this Lease and shall contain an endorsement or provision requiring not less than thirty (30) days prior written notice to Landlord and all other named assureds of the cancellation, diminution in the perils insured against, or reduction of the amount of coverage of the particular policy in question.

         In the event Tenant shall fail to procure such insurance, or to deliver such policies or certificates and appropriate endorsements, Landlord may, at its option, procure such policies for the account of Tenant, and the cost thereof plus a ten percent (10%) administrative charge shall be paid by Tenant to

Landlord as Additional Rent within five (5) days after delivery to Tenant of bills therefor. The amounts of the insurance required hereunder shall be subject to adjustment from time to time as requested by Landlord, based upon inflation, increased liability awards, recommendations of professional insurance advisors, and other relevant factors.

    13.4 Tenant shall not use or occupy, or permit the Premises to be used or occupied, in a manner which will increase the rates of insurance for the Premises or the Property. Tenant shall also not use or occupy, or permit the Premises to be used or occupied, in a manner which will make void or voidable any insurance then in force with respect thereto or the Property, or which will make it impossible to obtain casualty or other insurance with respect thereto or the Property. If by reason of the failure of Tenant to comply with the provisions of this Section, the other insurance rates for the Premises or the Property be higher than they otherwise would be, Tenant shall reimburse Landlord, as Additional Rent, on the first day of the calendar month next succeding notice by Landlord to Tenant of said increase, for that part of all insurance premiums thereafter paid by Landlord which shall have been charged because of such failure of Tenant.

    13.5 Tenant hereby waives any and all rights of recovery from Landlord, its partners, officers, agents and employees for any loss or damange, including consequential loss or damage, caused by any peril or perils (including negligent acts) enumerated in each form of insurance policy required to be maintained by Tenant hereunder.

         13.5.1 Each policy of insurance procured by Tenant as provided in this Section shall contain an express waiver of any and all rights of subrogation thereunder whatsoever against Landlord, its partners, officers, agents and employees. All such policies shall be written as primary policies and not contributing with or in excess of the coverage, if any, which Landlord may carry. Any other provision contained in this Section or elsewhere in this Lease nothwithstanding, the amounts of all insurance required hereunder to be procured by Tenant shall be not less than an amount sufficient to prevent Landlord from becoming a co-insurer.

    13.6 Tenant shall replace, at the expense of Tenant, any and all plate and other glass damaged or broken from any cause whatsoever in and about the Premises. Landlord may insure, and keep insured, at Tenant's expense, all plate and other glass in the Premises for and in the name of Landlord. Bills for the premiums thereof shall be rendered by Landlord to Tenant at such times as Landlord may elect, and shall be due from, and payable by, Tenant when rendered, and the amount thereof shall be deemed to be, and be paid as, Additional Rent.

    13.7 Tenant agrees that it will not keep, use, sell or offer for sale in or upon the Premises any article or permit any activity which may be prohibited by the standard form of casualty or public liability insurance policy. Tenant agrees to pay any increase in premiums for insurance which may be carried by Landlord on the Premises or the building of which it is a part, resulting from the type of merchandise sold or services rendered by Tenant or activities in the Premises, whether or not Landlord has consented to the same. In determining whether increased premiums are the result of Tenant's use of the Premises, a schedule, issued by the organization making the insurance rate on the Premises, showing various components of such rate, shall be conclusive evidence of the several items and charges which make up the respective rate(s) on the Premises.

    13.8 Tenant shall not use or occupy the Premises or any part thereof, or suffer or permit the same to be used or occupied for any business or purpose deemed extra hazardous on account of fire or otherwise. In the event Tenant's use and/or occupancy causes any increase of premium for insurance on the Premises or any part thereof above the rate for the least hazardous type of occupancy legally permitted in the Premises, Tenant shall pay such additional premium on the insurance policy that may be carried by Landlord for its protection. Bills for such additional premiums shall be rendered by Landlord to Tenant at such time as Landlord may elect, and shall be due from and payable by Tenant when rendered in writing, but such increase in the rate of insurance shall not be deemed a breach of this covenant by Tenant. Failure to pay amounts due hereunder shall be a breach of the Lease.

    13.9 Tenant during the Term shall indemnify and save harmless Landlord, the Property and Landlord's managing agent for the Property from and against any and all claims and demands whether for injuries to persons or loss of life, or damage to property, occurring within the Premises or elsewhere on the Property, or arising out of the use and occupancy of the Premises by Tenant, or occasioned wholly or in part by any act or omission of Tenant, its subtenants, agents, contractors, employees, licensees, invitees or concessionaires, excepting, however, such claims and demands, whether for injuries to persons or loss of life, or damage to property, caused by the willful misconduct of Landlord. In case Landlord shall be made a party to any litigation, in the absence of any willful misconduct on the Landlord's part, then Tenant shall protect and hold Landlord harmless and shall pay all costs, expenses and attorney's fees that may be incurred or paid by Landlord in enforcing the covenants and agreements of this Lease. In case Tenant shall be made a party to any litigation solely because of the Landlord's wilful misconduct, then Landlord shall protect and hold Tenant harmless and shall pay all costs, expenses and attorney's fees that may be incurred or paid by Tenant in enforcing the covenants and agreements of this Lease.

    13.10 Landlord shall, at all times during the Term, subject to Tenant's obligation for its pro-rata share of the Property's Operating Cost, procure and maintain in full force and effect "all risk" insurance against perils included therein, including business income loss for up to one (1) year, boiler and machinery coverage and such further coverage as Landlord may conclude is necessary covering not less that 80% of the current replacement value of the building in which the Premises is situated and its improvements, including but not limited to earthquake and flood coverage. The insurer therefor shall meet the minimum requirements as otherwise set forth above. Mortgagee(s) of the Property or any portion thereof may be named as additional insureds thereon.

         13.01.1 Landlord in connection with such casualty insurance shall endeavor to obtain the agreement of each mortgage of the Property or the Premises to make proceeds of such insurance available for repair and restoration of Landlord's Work in accordance with the provisions of Section 20 of this Lease.

    13.11 Landlord shall, at all times during the Term, subject to Tenant's obligation for its pro-rata share of the Property's Operating Cost, procure and maintain in full force and effect a policy or policies of commercial general liability insurance assuring against loss or damage or liability for injury or death to persons and loss or damage to property occurring from any cause whatsoever in connection with the Property but not necessarily included within the Premises. Such liability insurance shall be in an amount of not less than Two Million Dollars ($2,000,000.00), combined single limit coverage. Such insurance shall also cover and include all exterior signs maintained by Landlord hereunder. The insurer therefor shall meet the minimum requirements as otherwise set forth above. Mortgagee(s) of the Property or any portion thereof may be named as additional insureds thereon.

                                   SECTION 14

                                      LIENS

    14.1 Tenant shall at all times indemnify, save and holds Landlord, the Premises, the Property and the leasehold created by this Lease free of and harmless from any claims, liens, demands, charges, encumbrances, litigation and judgments arising directly or indirectly out of any use, occupancy or activity of Tenant, or out of any work performed, material furnished, or obligations incurred by Tenant in, upon or otherwise in connection with the Premises. Tenant shall give Landlord written notice at least ten (10) days prior to the commencement of any such work on the Premises to afford Landlord the opportunity of filing appropriate notices of nonresponsibility. Tenant shall, at its sole cost and expense, within fifteen (15) days after filing of any lien of record, obtain the discharge and release thereof. Nothing contained herein shall prevent Landlord, at the cost and for the account of Tenant, from obtaining said discharge and release in the event Tenant fails or refuses to do the same within said fifteen (15) day period.

                                   SECTION 15

                                 INDEMNIFICATION

    15.1 Tenant hereby indemnifies, saves and holds Landlord, the Premises, the Property, the leasehold estate, and Landlord's management agent for the Property, free of and harmless from any and all liabilities, losses, costs, expenses, including attorney's fees (at trial and on appeal), causes of action, suits, judgments, claims, liens and demands of any kind whatsoever in connection with, arising out of, or by reasons of any act, omission or negligence of Tenant, its agent, employees, servants, contractors, subtenants, licensees, customers or business invitees while in, upon or about or in any way connected with the Premises or the Property or arising from any accident, injury or damage, howsoever and by whomsoever caused, to any person or property whatsoever, occurring in, upon, about or in way connected with the Premises or any portion thereof other than solely as a result of the wilful misconduct of Landlord.

    15.2 Landlord shall not be liable to Tenant or to any other person whatsoever for any damage occasioned by falling plaster, electricity, plumbing, gas, water, steam, sprinkler or other pipe and sewage system or by the bursting, running or leaking of any tank, washstand, closet or waste of other pipes, nor for any damages occasioned by water being upon or coming through the roof, skylight, vent, trapdoor or otherwise or for any damage arising from any acts or neglect of co-tenants or other occupants of the Property or of adjacent property or of the public, nor shall Landlord be liable in damages or otherwise for any failure to furnish, or interruption of, service of any utility.


     15.3 Landlord hereby indemnifies, saves and holds Tenant and the leasehold estate free of and harmless from any and all liabilities, losses, costs, expenses, including attorneys' fees (at trial and on appeal), causes of action, suits, judgments, claims, liens and demands of any kind whatsoever directly arising solely out of the willful misconduct of Landlord or its employees, while in, upon, about or in any way connected with the Premises or the Property.


     15.4 Each party's indemnity rights and obligations under this Lease (whether set forth in Section 15 or elsewhere) shall survive the expiration or termination of the Lease.


                                    SECTION 16


                                   SUBORDINATION


     16.1 Tenant agrees upon request of Landlord to subordinate this Lease and Tenant's rights hereunder to the lien of any mortgage, deed of trust or other encumbrance, together with any renewals, extensions or replacements thereof, now or hereafter placed, charged or enforced against the Premises, or any portion thereof, or any property of which the Premises is a part and to execute and deliver at any time, and from time to time, upon demand by Landlord, such documents as may be required to effectuate such subordination, and in the event that Tenant shall fail, neglect or refuse to execute and deliver any such documents to be executed by it within ten (10) days after request by Landlord, Tenant hereby appoints Landlord, its successors and assigns, the attorney-in-fact of Tenant irrevocably to execute and deliver any and all such documents for and on behalf of Tenant. Tenant acknowledges that the power of attorney granted hereby is coupled with an interest. Failure of Tenant to execute any statements or instruments necessary or desirable to effectuate the provisions of this Section within ten (10) days after written request by the Landlord, shall constitute a default under this Lease. In that event, Landlord, in addition to any other rights or remedies it might have, shall have the right, by written notice to Tenant to terminate this Lease as of a date not less than twenty (20) days after the date of Landlord's notice. Landlord's election to terminate shall not release Tenant of any liability for its default.

     16.2 In the event that the mortgage or beneficiary of any such mortgage or deed of trust elects to have this Lease a prior lien to its mortgage or deed of trust, then and in such event, upon such mortgage's or beneficiary's giving written notice to Tenant to that effect this Lease shall be deemed prior in lien to such mortgage or deed of trust, whether this Lease is dated prior to or subsequent to the date of recordation of such mortgage or deed of trust.

     16.3 Tenant shall, in the event of the exercise of any power of sale under any deed of trust or, any proceedings are brought for the foreclosure of a lien, affecting property in which Premises are situated, attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Landlord under this Lease.




                                    SECTION 17


                             ASSIGNMENT AND SUBLETTING

     17.1 Tenant shall not assign this lease or any interest herein, nor lease or sublet the Premises, or any part thereof, or any right or privilege appurtenant thereto, nor permit the occupancy or use or any part thereof by any other person, without the written consent of Landlord first had and obtained, and a consent to one assignment, subletting, occupancy or use, shall not be construed as a consent to any subsequent assignment, subletting, occupancy or use.

          17.1.1 In the event that Tenant shall seek Landlord's consent to assign or otherwise transfer this Lease or sublet the Premises, Tenant shall provide to Landlord the name, address, financial statement and business experience resume for the immediately preceding financial periods up to three
(3) years of the proposed assignee, transferee or subtenant and such other information concerning such proposed assignee, transferee or subtenant as Landlord may require. This information shall be in writing and shall be received by Landlord no less than thirty (30) days prior to the effective date of the proposed assignment, transfer or sublease. Any consent by Landlord to any assignment or sublease, or to the operation of a concessionaire or licensee, of the like shall not constitute a waiver of the necessity for such consent to any subsequent assignment or sublease, or operation by a concessionaire or licensee or the like.

     17.2 In the absence of an express agreement in writing to the contrary executed by Landlord, no assignment, mortgage, pledge, hypothecation, encumbrance, subletting or license hereof or hereunder shall act as a release of Tenant from any of the terms, covenants and conditions of the Lease on the part of Tenant to be kept and performed.

     17.3 The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation hereof, or the termination of this Lease by Landlord pursuant to any provisions contained herein, shall not work a merger, but at the option of Landlord, shall either terminate any or all existing subleases or subtenancies, or operate as an assignment to the Landlord of any and all such subleases or subtenancies.

     17.4 Tenant shall reimburse Landlord the greater of $500.00 or Landlord's actual costs and attorney's fees incurred in connection with the processing and documentation of any requested transfer.

     17.5 If Tenant is a corporation or a partnership, or a limited liability company the issuance of any additional stock or partnership or membership interest, as the case may be, and/or the transfer, assignment or hypothecation of any stock or interest in such corporation, partnership or limited liability company in the aggregate in excess of ten percent (10%) of such interest, as the same may be constituted as of the date of this Lease, shall be deemed an assignment within the meaning of this Section 17.

     17.6 No subletting or assignment, even with the consent of Landlord, shall relieve Tenant of its obligation to pay rent and to perform all its other obligations under this Lease. Moreover, Tenant shall indemnify and hold Landlord harmless, as provided in Paragraph 15.1, for any acts or omission by an assignee or subtenant. Each transferee, other than Landlord, shall assume all obligations of Tenant under this Lease and shall be liable jointly and severally with Tenant for, the payment of all rent, and for the due performance of all Tenant's obligations under this Lease. No transfer shall be binding upon Landlord unless any document memorializing the transfer is delivered to Landlord and, if the transfer is an assignment of sublease, both the assignee/subtenant and Tenant deliver to Landlord and executed document which contains: (i) a covenant of assumption by the assignee/subtenant, and (ii) an indemnification agreement by Tenant both satisfactory in substance and form to Landlord and consistent with the requirements of this Section provided that the failure of the assignee/subtenant or Tenant to execute the instrument of assumption shall not release either from any obligation under this Lease.

          The acceptance by Landlord of any payment due under this Lease from any other person shall not be deemed to be a waiver by Landlord of any provisions of this Lease or to be a consent to any transfer. Consent by Landlord to one or more transfers shall not operate as a waiver or estoppel to the future enforcement by Landlord of its rights under this Lease.


                                SECTION 18


                           INSOLVENCY AND DEATH


     18.1 It is understood and agreed that neither this Lease nor any interest herein or hereunder, nor any estate hereby created in favor of Tenant, shall pass by operation of law under any state or federal insolvency, bankruptcy or inheritance act, or any similar law now or hereafter in effect, to any trustee, receiver, assignee for the benefit of creditors, heir, legatee, devisee, or any other person whomsoever without the express prior written consent of Landlord.

     18.2

                                SECTION 19


                               CONDEMNATION


     19.1 In the event of any taking of or damage to all or any part of the Premises (or any interest therein) prior to the expiration or earlier termination of this Lease and by reason of any exercise of the power of eminent domain (whether by condemnation proceedings or otherwise) or by reason of any transfer of all or any part of the Premises (or any interest therein) made in avoidance of such an exercise, the rights and obligations of Landlord and Tenant with respect thereto shall be as set forth in this Section. Such taking, damage and/or transfer are all referred to as "Appropriation".

     19.2 If the entire Premises be Appropriated, this Lease shall terminate and expire as of the date of such Appropriation, and Landlord and Tenant shall be released from further liability hereunder.

     19.3 If the Appropriation shall be greater than on-third (1/3) of the floor space of the Premises and the remainder will not be reasonably adequate for the operation of Tenant's business after Landlord completes such repairs or alterations as Landlord elects to make, either Landlord or Tenant shall have the option to terminate this lease by notifying the other party hereto of such election in writing within thirty (30) days after such Appropriation.

          19.3.1 Subject to the provisions of paragraph 19.3 above, if after such Appropriation the remaining part thereof is suitable for the purposes for which Tenant has leased the Premises, this Lease shall continue in full force and effect, but the Minimum Monthly Rent shall be reduced in an amount equal to that proportion of the Minimum Monthly Rent which the floor space of the portion taken bears to the total floor space of the Premises. In the event a partial Appropriation does not terminate this Lease, Tenant, at Tenant's expense, shall make repairs and restoration to the remaining premises to the extent of alterations made by Tenant and shall also repair or replace its fixtures, furniture, furnishings and equipment. If Tenant has closed, Tenant shall promptly reopen for business.

     19.4 If any part of the Property comprising more than 25% of the acreage of the Property, but not including the Premises, shall be appropriated, Landlord shall have the right, at its option, to terminate this Lease by notifying Tenant within six (6) months of such Appropriation.

     19.5 All awards payable on account of such Appropriation shall be payable to Landlord, and Tenant hereby waives any and all rights thereto and interest therein; provided, however, that Tenant shall be entitled to a separate award for the Tenant's relocation costs, but Landlord shall have no obligation with respect thereto.

     19.6 No temporary taking of the Premises by governmental authority shall terminate this Lease. Any award specifically attributable to a temporary taking of the Premises shall belong entirely to Landlord and the Tenant shall only be entitled to abatement of Minimum Monthly Rent during that time. A temporary taking shall be deemed to be a taking of the use or occupancy of the Premises for a period not to exceed ninety (90) days.


                                SECTION 20


                           DAMAGE OR DESTRUCTION


     20.1 In the case of the total or partial destruction of the improvements on the Premises, or any portion thereof, whether by fire or other casualty, this Lease shall not terminate except as otherwise specifically provided herein. Tenant shall be entitled to a reduction in the Minimum Monthly Rent in an amount equal to that proportion of the Minimum Monthly Rent which the number of square feet of floor space in the unusable portion bears to the total number of rentable square feet of the Premises.
Said reduction shall be prorated so that the Minimum Monthly Rent shall only be reduced for those days any given area is actually unusable. Further, if a portion of the Premises is so damaged or destroyed so as to preclude Tenant from operating its business, then there shall be a full abatement of Minimum Monthly Rent until operations may be resumed. Subject to the availability of casualty insurance proceeds as provided in Section 13 above, Landlord shall promptly undertake to repair and restore the building in which the Premises is situated including Common Areas therein consistent with the provisions of Paragraph 20.2 below. Thereafter, Tenant shall in accordance with Paragraph 20.2 below promptly undertake and with reasonable dispatch repair and reconstruct the Premises and other improvements of Tenant on the Premises. To the extent insurance proceeds are insufficient therefor, Tenant shall be liable for any such difference. In determining what constitutes reasonable dispatch, consideration shall be given to delays caused by labor disputes, civil commotion, war, warlike operations, invasion, rebellion, hostilities, military or usurped power, sabotage, governmental regulations or control, fire or other casualty, inability to obtain any materials or services, acts of God and other causes beyond Tenant's reasonable control.

         20.2 The provisions of this Section 20 with respect to repair and reconstruction by Landlord shall be limited as to that which is necessary to place the Property in the condition specified for Landlord's Work in said Exhibit C or like condition and when placed in such condition the Premises shall be deemed restored and rendered tenantable, promptly following which time Tenant, but not more than ninety (90) days thereafter subject to extension of time for Force Majeure (as defined in Section 29 below) and Landlord delays in the completion of its repair or restoration work, at Tenant's expense, shall perform Tenant's work and any and all modification, addition or alteration subsequent thereto, and Tenant shall also repair or replace its stock in trade, fixtures, furniture, furnishings, floor coverings and equipment, and if Tenant has closed, Tenant shall reopen for business within ninety (90) days, subject to extension of time for Force Majeure and Landlord delays in the completion of its repair or restoration, after Landlord has completed Landlord's repairs.

          20.2.1 If the Premises cannot be restored and Tenant's business opened within one hundred & twenty (120) days of such damage, or destruction based upon an estimate therefor made by Landlord's architect following such damage or destruction, then and in such events, Tenant may, within thirty (30) days after written notice from Landlord estimating the time to complete such repair or restoration (which notice shall be given to Tenant within thirty
(30) days of such damage or destruction), elect to terminate this Lease by written notice to Landlord.

          20.3 All insurance proceeds payable under any casualty insurance policy procured and maintained by Tenant shall be payable solely to Tenant and/or its mortgagee with the provision that such proceeds shall be made available for repair and restoration of the Premises. Tenant shall in no case be entitled to compensation or damages on account of any annoyance or inconvenience in making repairs under any provision of this Lease. Except to the extent provided for in this Section 20, neither the rent payable by Tenant nor any of Tenant's other obligations under any provision of this Lease shall be affected by any damage to or destruction of the Premises or any portion thereof by any cause whatsoever.

         20.4 All insurance proceeds payable under any casualty insurance policy procured and maintained by Landlord shall be payable solely to Landlord and/or its mortgagee(s), and Tenant shall have no interest therein. Landlord shall endeavor to see that the proceeds are made available for repair and restoration as required of Landlord. Tenant shall in no case be entitled to compensation or damages on account of any annoyance or inconvenience in making repairs under any provision of this Lease. Except to the extent provided for in this Section 20, neither the rent payable by Tenant nor any of Tenant's other obligations under any provision of this Lease shall be affected by any damage to or destruction of the Premises or any portion thereof by any cause whatsoever.





                                   SECTION 21

                                 TENANT BANKRUPTCY
                                 -----------------

          21.1     As used in this Section 21, "Tenant's Bankruptcy" means
(a) the application by Tenant or any Guarantor of Tenant or its or their consent to the appointment of a receiver, trustee, or liquidator of Tenant or any Guarantor or Tenant or a substantial part of its or their assets, (b) the filing of a voluntary petition in bankruptcy or the admission in writing by Tenant or any Guarantor of Tenant of its inability to pay its debts as they become due, (c) the making by Tenant or any Guarantor of Tenant of an assignment for the benefit of its creditors, (d) the filing of a petition or an answer seeking a reorganization or an arrangement with its creditors or an attempt to take advantage of any insolvency law, (e) the filing of an answer admitting the material allegations of a petition filed against Tenant or any Guarantor of Tenant in any bankruptcy, reorganization, or insolvency proceeding, (f) the entering of an order, judgment, or decree by any court of competent jurisdiction, adjudicating Tenant or any Guarantor of Tenant a bankrupt or an insolvent, approving a petition seeking such reorganization, or appointing a receiver, trustee, or liquidator of Tenant or any Guarantor of Tenant or of all or a substantial part of its or their assets, or (g) the commencing of any proceeding under any bankruptcy, reorganization, arrangement, insolvency, readjustment, receivership, or similar law, and the continuation of such order, judgment, decree, or proceeding unstayed for any period of sixty (60) consecutive days after the expiration of any stay thereof.

          21.2 Neither Tenant's interest in this Lease, nor any estate created by this Lease in Tenant nor any interest in this Lease or in such estate, shall pass to any trustee or receive or assignee for the benefit of creditors or otherwise by operation of law except as may specifically be provided by the Bankruptcy Code Title 11 U.S.C. (the "Bankruptcy Code").

          21.3 In addition to Landlord's remedies under Section 25. Landlord may, at its sole discretion and without notice, invoke the following provisions:

                    (a) Upon Tenant's Bankruptcy, this Lease and all rights of Tenant under it shall automatically terminate with the same force and effect as if the date of any such event were the date stated in this Lease for the expiration of the Term, and Tenant shall vacate and surrender the Premises, but shall remain liable as provided in this Lease. The Landlord reserves any and all remedies provided in this Lease or at law or in equity.

              (b) If this Lease is not terminated in accordance with Paragraph 21.3(a) above because such termination is not allowed under the Bankruptcy Code (hereinafter defined), upon the filing of a petition by or against Tenant under the Bankruptcy Code, Tenant, as debtor and as debtor in possession, and any trustee who may be appointed, agree:

                   (1) To perform promptly each and every obligation of Tenant under this Lease until such time as this Lease is either rejected or assumed by order of a United States Bankruptcy Court or other United States Court of competent jurisdiction; or deemed rejected by operation of law, pursuant to 11 U.S.C. Section 365(C)(4);

                   (2) To pay monthly in advance on the first day of each month as reasonable compensation for use and occupancy of the Premises an amount equal to all Minimum Monthly Rent and all Additional Rent;

                   (3) To reject or assume this Lease within sixty (60) days of the filing of such petition under Chapter 7 of the Bankruptcy Code or within thirty (30) days of filing of a petition under any other Chapter;

                   (4) To be deemed conclusively to have rejected this Lease in the event of the failure to comply with any of the above;

                   (5) To have consented to the entry of an order by an appropriate United States Bankruptcy Court providing all of this above, waiving notice and hearing of the entry of same; and

                   (6) That this is a "lease of real property" as such term is used in the Bankruptcy Code.

              (c) Notwithstanding anything in this Lease to the contrary, all amounts payable by Tenant to or on behalf of Landlord under this Lease, whether or not expressly denominated as Minimum Monthly Rent or Additional Rent, shall constitute "rent" for the purposes of Section 502 (b) (7) of the Bankruptcy Code, including, without limitation, reasonable attorney's fees incurred by Landlord by reason of Tenant's Bankruptcy.

              (d) Included within and in addition to any other conditions or obligations imposed upon Tenant in the event of assumption or assignment are the following:

                   (1) In the event of assignment, the execution and delivery to Landlord of an instrument by which the assignee assumes all of the obligations arising under this Lease from and after the date of assignment pursuant to the provisions of the Bankruptcy Code;

                   (2) The cure of all monetary defaults and the reimbursement of all pecuniary losses resulting from any such default within thirty (30) days of assumption or assignment;

                   (3) The prior written consent of any Mortgagee to which this Lease has been assigned as collateral security;

                   (4) The Premises, at all times, remains a single unit and no physical changes of any kid are made thereto unless in compliance with the applicable provisions of this Lease;

                   (5) The use of the Premises as set forth in Section 6.1 shall not change; and

                   (6) Landlord shall be given adequate assurance of future performance under the Lease.

              (e) Nothing contained in this Section 21 shall be deemed in any manner to limit Landlord's rights and remedies under the Bankruptcy Code, as presently existing or as may hereafter be amended. If the Bankruptcy Code is interpreted or amended during the Term of this Lease to so permit, or is superseded by an act so permitting, the following additional acts shall be deemed an Event of Default under this Lease: (a) if Tenant is adjudicated insolvent by the United States Bankruptcy Court or (b) if a petition is filed by or against Tenant under the Bankruptcy Code and such petition is not vacated within twenty (20) days. In either of such events, this Lease and all rights of Tenant under it shall automatically terminate with the same force and effect as if the date of either such event were the date stated in this Lease for the expiration of the Term, and Tenant shall vacate and surrender the Premises, but shall remain liable as provided in this Lease. Landlord reserves any and all rights and remedies provided in this Lease or at law.

              (f) No default by Tenant, either prior to or subsequent to the filing of any such petition, shall be deemed to have been waived unless expressly done so in writing by Landlord.

              (g) On the occurrence of a default, Landlord shall be entitled, at its sole discretion.

                   (1) To apply any or all of the Security Deposit in payment of (i) any Minimum Monthly Rent or Additional Rent then due and unpaid, (ii) any expense incurred by Landlord in curing any such default, or (iii) any damages incurred by Landlord by reason of such default (including, by way of example rather than of limitation, that of reasonable attorneys' fees), in which event Tenant shall, immediately on its receipt of a written demand therefor from Landlord, pay to Landlord a sum equaling the amount so applied, so as to restore the said sum to its original amount; or

                   (2) At Landlord's election to retain any or all of such not otherwise applied pursuant to the provisions of Section 21.3(g)(1) in liquidation of any or all damages suffered by Landlord by reason of such default.

              (h) To the extent permitted by applicable law, the provisions of this Section 21 shall be controlling to the extent of any conflict with any other provisions of this Lease.

                             SECTION 22

                           RIGHT OF ACCESS


     22.1 Landlord and its authorized agents and representatives shall be entitled to enter the Premises, with prior notice to Tenant, at any time for the purpose of observing, posting or keeping posted thereon notices provided for hereunder, and such other notices as Landlord may deem necessary or appropriate for protection of Landlord or its interest in the Premises; for the purpose of inspecting or protecting the Premises or any portion thereof; to inspect the Premises relative to concerns over use, storage or disposal of hazardous waste and chemicals; and for the purpose of making repairs to the Premises or any other portion of the Property and performing any work therein or thereon which Landlord may elect or be required to make hereunder, or which may be necessary to comply with any laws, ordinances, rules, regulations or requirements of any public authority or any applicable standards that may, from time to time, be established by an Insurance Services Office or any similar body, or which Landlord may deem necessary or appropriate to prevent waste, loss, damage or deterioration to or in connection with the Premises or any other portion of the Property or for any other lawful purpose. Landlord shall have the right to use any means which Landlord may deem proper to open all doors in the Premises in an emergency. Entry onto the Premises obtained by Landlord by any such means shall not be deemed to be forcible or unlawful entry into, or a detainer of the Premises, or an eviction of Tenant from the Premises or any portion thereof. Nothing contained herein shall impose or be deemed to impose any duty on the part of Landlord to do any work or repair, maintenance, reconstruction or restoration, which under any provision of this Lease is required to be done by Tenant. The performance thereof by Landlord shall not constitute a waiver of Tenant's default in failing to do the same.

     22.2 Landlord may, during the progress of any work on the Premises, keep and store upon the Premises all necessary materials, tools and equipment. Landlord shall not in any event be liable for any inconvenience, annoyance, disturbance, loss of business or quiet enjoyment, or other damage or loss to Tenant by reason of making any such repairs or performing any such work upon the Premises, or on account of bringing materials, supplies and equipment into, upon or through the Premises during the course thereof, and the obligations of Tenant under this Lease shall not thereby be affected in any manner whatsoever.

     22.3 Landlord, its authorized agents and representatives, shall be entitled to enter the Premises, with prior notice to Tenant, at all times for the purpose of exhibiting the same to prospective purchasers and, during the final six (6) months of the Term of this Lease, Landlord shall be entitled to exhibit the Premises for lease and post signs therein announcing the same.

                              SECTION 23

                          EXPENDITURES BY LANDLORD

     23.1 Whenever under any provision of this Lease, Tenant shall be obligated to make any payment or expenditure, or do any act or thing, or to incur any liability whatsoever, and Tenant fails, refuses or neglects to perform as herein required, Landlord shall be entitled, but shall not be obligated, to make any such payment or to do any such act or thing, or to incur any such liability, all on behalf of and at the cost and for the account of Tenant. In such event, the amount thereof with interest thereon at the rate of eighteen percent (18%) per annum shall constitute and be collectible as Additional Rent on demand.

                              SECTION 24

                            ESTOPPEL CERTIFICATE

     24.1 Tenant agrees that within ten (10) days of any demand therefor by Landlord, Tenant will execute and deliver to Landlord and/or Landlord's designee a recordable certificate stating that this Lease is in full force and effect, such defenses or offsets as are claimed by Tenant, if any, the date to which all rentals have been paid, and such other information concerning the Lease, the Premises and Tenant as Landlord or said designee may request. In the event that Tenant fails to execute and/or deliver any such certificate or offset statement to Landlord within said (10) days, Tenant hereby irrevocably appoints Landlord as Tenant's duly authorized attorney-in-fact for the purpose of executing and delivering any such certificate or offset statement, and Tenant hereby grants Landlord all power and authority necessary to execute and deliver such documents on behalf of Tenant. Tenant acknowledges that the power of attorney granted hereby is coupled with an interest.

                              SECTION 25

                    TENANT'S DEFAULT; LANDLORD'S REMEDIES

     24.1 Tenant's compliance with each and every covenant and obligation hereof on its part to be performed hereunder is a condition precedent to each and every covenant and obligation of Landlord hereunder. Any one or more of the following shall be a "Default" under this Lease:

          25.1.1 Tenant shall default in the payment of any sum of money required to be paid hereunder and such default continues for seven (7) days after the date any such payment was due; or

          25.1.2 Tenant shall default in the performance of any other term, covenant or condition of this Lease on the part of Tenant to be kept and performed and such default continues for twenty (20) days after written notice thereof from Landlord to Tenant; provided, however, that is the default complained of in such notice is of such a nature that the same can be rectified or cured, but cannot with reasonable diligence be done within said twenty (20) day period, then such default shall be deemed to be rectified or cured if Tenant shall, within said twenty (20) day period, commence to rectify and cure the same and shall thereafter complete such rectification and cure with all due diligence, and in any event, within forty (40) days from the date of giving of such notice; or

          25.1.3 Tenant should vacate or abandon the Premises during the Term of this Lease. Abandonment is defined to include, but is not limited to, any absence by Tenant from the Premises for thirty (30) consecutive days (or longer) or forty-five (45) days (whether consecutive or not) in any calendar year; or

          25.1.4 There is filed any petition in bankruptcy or Tenant is adjudicated as a bankrupt or insolvent, or there is appointed a receiver or trustee to take possession of Tenant or of all or substantially all of the assets of Tenant, or there is a general assignment by Tenant for the benefit of creditors, or any action is taken by or against Tenant under any state or federal insolvency or bankruptcy act, or any similar law now or hereafter in effect, including, without limitation, the filing of execution or attachment against Tenant and such levy continued in effect for a period of twenty (20) days. The provisions hereof shall also apply to any guarantor of this Lease or occupant of the Premises; or

          25.1.5 Tenant does, or permits to be done, any act which creates a mechanic's lien or claim thereof against the Premises or the Property and fails to timely discharge same; or

          25.1.6 Tenant fails to furnish Landlord with a copy of any insurance policy or certificate required to be furnished by Tenant to Landlord when due, and such default shall continue for ten (10) days after written notice from Landlord; or

          25.1.7 Tenant's causing, permitting or suffering to be done any act (i) required by this Lease to have the prior written consent of Landlord, unless such consent is so obtained, or (ii) prohibited by this Lease; or

          25.1.8 Tenant shall fail to occupy the Premises on the Commencement Date as fixed herein; or

          25.1.9 Assignment, sublease, encumbrances or other transfer of the Lease by Tenant, either voluntarily or by operation of law, whether by judgment, execution, transfer by intestacy or testacy, or their means, without the prior written consent of Landlord.

          25.1.10 The discovery by Landlord that any financial statement provided by Tenant, or by any affiliate, successor or guarantor of Tenant was materially false.

     25.2 In the event of a default as designated in this Section or elsewhere herein, in addition to any other rights or remedies provided for herein or available at law or in equity, Landlord, at its sole option, shall have the following rights:

          25.2.1 The right to declare the Term of this Lease ended and to re-enter the Premises and take possession thereof, and to terminate all of the rights of Tenant in and to the Premises; or

          25.2.2 The right without declaring the Term of this Lease ended, to re-enter the Premises and to occupy the same, or any portion thereof, for and on account of Tenant as hereinafter provided, applying any monies received first to the payment of such expenses as Landlord may have paid, assumed or incurred in recovering possession of the Premises, including costs, expenses, attorneys' fees, and expenditures placing the same in good order and condition, or preparing or altering the same for reletting, and all other expenses, commissions and charges paid, assumed or incurred by Landlord in or in connection with reletting the Premises and then to the fulfillment of the covenants of Tenant. Any such reletting as provided for herein may be for the remainder of the Term of this Lease or for a longer or shorter period. Such reletting shall be for such rent and on such other terms and conditions as Landlord, in its sole discretion, deems appropriate. Landlord may execute any lease made pursuant to the terms hereof either in Landlord's own name or in the name of Tenant, or assume Tenant's interest in and to any existing subleases to any tenant of the Premises, as Landlord may see fit, and Tenant shall have no right or authority whatsoever to collect any rent from such tenants, subtenants, licensees or concessionaires on the Premises. In any case, and whether or not the Premises or any part thereof be relet, Tenant, until the end of what would have been the term of this Lease in the absence of such default and whether or not the Premises or any part thereof shall have been relet shall be liable to Landlord and shall pay to Landlord monthly an amount equal to the amount due as Minimum Monthly Rent, less the net proceeds for said month, if any, of any reletting effected for the account of Tenant pursuant to the provisions of this subparagraph, after deducting all of Landlord's expenses in connection with such reletting, including, without limitation, all repossession costs, brokerage commissions, legal expenses, court costs, attorneys' fees, expenses of employees, alteration costs, and expenses of preparation for such reletting (all said costs are cumulative and shall be applied against proceeds of reletting until paid in full). Landlord reserves the right to bring such actions for the recovery of any deficits remaining unpaid by Tenant to Landlord hereunder as Landlord may deem advisable from time to time without being obligated to await the end of the Term for a final determination of tenant's account and the commencement or maintenance of one or more actions by Landlord in this connection shall not bar Landlord from bringing any subsequent actions for further accruals pursuant to the provisions of this Section; or

          25.2.3 The right, even though it may have relet all or any portion of the Premises in accordance with the provisions above, to thereafter at any time elect to terminate this Lease for such previous default on the part of Tenant, and to terminate all of the rights of Tenant in and to the Premises.

     25.3 Pursuant to said rights of re-entry above, Landlord may remove all persons from the Premises and may, but shall not be obligated to remove all property therefrom, and may, but shall not be obligated to, enforce any rights Landlord may have against said property or store the same in any public or private warehouse or elsewhere at the cost and for the account of Tenant or the owner or owners thereof. Tenant agrees to hold Landlord free of and harmless from any liability whatsoever for the removal and/or storage of any such property, whether of Tenant or any third party whomsoever. Anything contained herein to the contrary notwithstanding, Landlord shall not be deemed to have terminated this Lease or the liability of Tenant to pay any rent or other sum of money thereafter to accrue hereunder, or Tenant's liability for damages under any of the provisions hereof, by any such re-entry, or by any action in unlawful detainer or otherwise to obtain possession of the Premises, unless Landlord shall have specifically, with reference to this Section, notified Tenant in writing that it has so elected to terminate this Lease. Tenant covenants and agrees that the service by Landlord of any notice pursuant to the unlawful detainer statutes of the State of Nevada and the surrender of possession pursuant to such notice shall not (unless Landlord elects to the contrary at the time of, or at any time subsequent to, the service of such notice to Tenant) be deemed to be a termination of this Lease, or the termination of any liability hereunder of Tenant to Landlord.

     25.4  [Intentionally Omitted]

     25.5 In any action brought by Landlord or Tenant to enforce any of its rights under or arising from this Lease, the prevailing party shall be entitled to receive its court costs and legal expenses, including reasonable attorneys' fees, at trial and on appeal, whether such action is prosecuted to judgment or not. Tenant's use of occupancy of the Premises, and/or any claim of injury or damage. In the event Landlord commence any proceedings for non-payment of any rent, Tenant will not interpose any counterclaim of whatever nature or description in any such proceedings.

     25.6 The waiver by Landlord of any particular default or breach of any of the terms, covenants or conditions hereof on the part of Tenant to be kept and performed shall not be a waiver of any preceding or subsequent breach of the same or any other term, covenant or condition contained herein. Landlord's failure to insist upon strict performance of any of the terms, conditions or covenants herein shall not be deemed to be a waiver of any rights or remedies of Landlord. The subsequent acceptance of rent or any other payment hereunder by Tenant to Landlord shall not be construed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease other than the failure of Tenant to pay the particular rental or other payment or portion thereof so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rental or payment. No payment by Tenant or receipt by Landlord of a lesser amount than the rent herein provided shall be deemed to be other than on account of the earliest rent due and payable hereunder, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed to be other than on account of the earliest rent due and payable hereunder, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept any such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy provided in this Lease. This Section 25 may not be waived.

     25.7




                                  SECTION 26

                               QUIET POSSESSION

     26.1 Tenant, upon paying the Minimum Monthly Rent, Additional Rent and all other charges and monies herein required of Tenant, and upon Tenant's performance of all of the terms, covenants and conditions of this Lease on its part to be kept and performed, may quietly have, hold and enjoy the Premises during the Term of this Lease without any disturbance from Landlord or from any other person claiming through Landlord.

                                  SECTION 27

                            CONVEYANCE BY LANDLORD

     27.1 In the event of any sale, transfer or exchange of the Premises by Landlord, Landlord shall be and is hereby relieved of all liability under any and all of its covenants and obligations contained in or derived from this Lease, arising out of any act, occurrence or omission relating to the Premises occurring after the consummation of such sale, transfer, conveyance or exchange. Tenant agrees to attorn to such purchaser, transferee or grantee.


                                  SECTION 28

                              DEFAULT BY LANDLORD

     28.1 It is agreed that in the event Landlord fails or refuses to perform any of the provisions, covenants or conditions of this Lease on Landlord's part to be kept or performed, that Tenant, prior to exercising any right or remedy Tenant may have against Landlord on account of such default, shall give written notice to Landlord of such default, specifying in said notice the default with which Landlord is charged and Landlord shall not be deemed in default if the same is cured within thirty (30) days of receipt of said notice. Notwithstanding any other provisions hereof, Tenant agrees that if the default complained of in the notice provided for by this Section is of such nature that the same can be rectified or cured by Landlord, but cannot with reasonable diligence be rectified or cured by Landlord within said thirty (30) day period, then such default shall be deemed to be rectified or cured if Landlord within a thirty (30) day period shall commence the rectification and curing thereof and shall continue thereafter with all due diligence to cause such rectification and curing to proceed.

     28.2 The liability of Landlord to Tenant for any default by Landlord under the terms of this Lease shall be limited to the equity interest of Landlord in the Property and Tenant agrees to look solely to Landlord's equity interest in the Property for any recovery of any judgment from Landlord; it being intended that Landlord shall not be personally liable for any judgment or deficiency whatsoever.


                                  SECTION 29

                                 FORCE MAJEURE

     29.1 Whenever a day is appointed herein on which, or a period of time is appointed in which, either party hereto is required to do or complete any act, matter or thing, the time for the doing or completion thereof shall be extended by a period of time equal to the number of days on or during which such party is prevented for or is unreasonably interfered with the doing or completion of such act, matter or thing because of labor disputes, civil commotion, war, warlike operation, sabotage, governmental regulations or control, fire or other casualty, inability to obtain any materials, or to obtain fuel or energy, weather or other acts of God, or other causes beyond such party's reasonable control (financial inability excepted); provided, however, that nothing contained herein shall excuse Tenant from the prompt payment of any rent or charge required of Tenant hereunder.


                                  SECTION 30

                                   NOTICES

     30.1 Any and all notices and demands by or from Landlord to Tenant, or by or from Tenant to Landlord, required or desired to be given hereunder shall be in writing and shall be validly given or made if served either personally, or delivered by recognized commercial courier (such as Federal Express), or if deposited in the United States mail, certified or registered, postage prepaid, return receipt requested. If such notice or demand be served by registered or certified mail in the manner provided, service shall be conclusively deemed given two (2) days after mailing or upon receipt, whichever is sooner.

          30.1.1 Any notice or demand to Landlord shall be addressed to Landlord at:

                 Plaza North c/o Ken Templeton Realty
               --------------------------------------------
                 3311 South Rainbow Blvd. Suite 225
               --------------------------------------------
                 Las Vegas, Nevada 89146
               --------------------------------------------
                ATTN: Director of Property Management
               --------------------------------------------


with copy to:                    --
               --------------------------------------------
                                 --
               --------------------------------------------
                                 --
               --------------------------------------------
                ATTN:            --
                     --------------------------------------


          30.1.2 Any notice or demand to Tenant shall be addressed to Tenant at the Premises with a copy to:
                 TrueVision International, Inc.
               --------------------------------------------
                 1720 Louisiana Blvd. Ms. Suite 100
               --------------------------------------------
                 Albuquerque, NM  87110
               --------------------------------------------
                 ATTN: John Norm
               --------------------------------------------

     30.2 Any party hereto may change its address for the purpose of receiving notices or demands as herein provided by a written notice given in the manner aforesaid to the other party hereto, which notice of change of address shall not become effective, however, until the actual receipts thereof by the other party.

                                     SECTION 31

                                 REMEDIES CUMULATIVE

     31.1 The various rights, options, elections and remedies of Landlord contained in this Lease shall be cumulative and no one of them shall be construed as exclusive of any other, or of any right, priority or remedy allowed or provided for by law and not expressly waived in this Lease.


                                    SECTION 32

                              SUCCESSORS AND ASSIGNS

     32.1 The terms, provisions, covenants and conditions contained in this Lease shall apply to, bind and inure to the benefit of the heirs, executors, administrators, legal representatives, successors and assigns of Landlord and Tenant (where permitted), respectively.


                                    SECTION 33

                                PARTIAL INVALIDITY

     33.1 If any term, covenant or condition of this Lease or any application thereof, should be held by a court of competent jurisdiction to be invalid, void or unenforceable, all terms, covenants and conditions of this Lease, and all applications thereof, not held invalid, void or unenforceable, shall continue in full force and effect and shall in no way be affected, impaired or invalidated thereby.


                                   SECTION 34

                              TIME OF THE ESSENCE

     34.1 Time is of the essence of this Lease and all of the terms, covenants and conditions hereof.


                                   SECTION 35

                                ENTIRE AGREEMENT

     35.1 This Lease contains the entire agreement of the parties hereto and any and all oral and written agreements, understandings, representations, warranties, promises and statements of the parties hereto and their respective officers, directors, partners, agents and brokers with respect to the subject matter of this Lease and any matter covered or mentioned in this Lease shall be merged in this Lease and no such prior oral or written agreement, understanding, representation, warranty, promise or statement shall be

                                ATTORNEY'S FEES

     39.1 In the event either party initiates legal proceedings for the enforcement or interpretation of this Lease, or any provision hereof, the prevailing party in such proceedings shall be entitled to recover from the other party the costs of such proceedings, including reasonable attorneys' fees. If either party is involuntarily made a party defendant to any litigation concerning this Lease, the Premises, or the Property, by reason of any act or omission of the other, the latter shall protect, defend, indemnify and hold the former harmless from all claims, damages, losses, suits, proceedings, actions, causes of action, responsibility, liability, demands, costs and expenses, judgments and executions by reason thereof, including reasonable attorneys' fees.


                                SECTION 40

                         GAMING/VENDING MACHINES

     40.1 No vending machines, slot machine, gambling game or device, or other "gaming" of any type as defined by Nevada law or requiring a gaming license issued by the State of Nevada shall be permitted in or on the Premises without the prior written consent of Landlord, which consent is strictly within Landlord's unfettered discretion.


                                SECTION 41

                         CLAIMS BARRED/JURY WAIVER

     41.1 ANY CLAIM, DEMAND, RIGHT OR DEFENSE OF ANY KIND BY TENANT WHICH IS BASED UPON OR ARISES IN CONNECTION WITH THIS LEASE OR THE NEGOTIATIONS PRIOR TO THE EXECUTION HEREOF, SHALL BE BARRED UNLESS TENANT COMMENCES AN ACTION THEREON OR INTERPOSES A DEFENSE BY REASON THEREOF WITHIN SIX (6) MONTHS AFTER THE DATE OF THE OCCURRENCE OF THE EVENT OR OF THE ACTION UPON WHICH THE CLAIM, DEMAND OR RIGHT OR DEFENSE RELATES, WHICHEVER APPLIES.


                                                                 ----------
                                                                  Initials

     41.2 TO THE EXTENT PERMITTED BY APPLICABLE LAW, LANDLORD AND TENANT HEREBY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY CLAIM, ACTION, PROCEEDING OR COUNTERCLAIM BY EITHER LANDLORD OR TENANT AGAINST EACH OTHER ON ANY MATTER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS LEASE. THE RELATIONSHIP OF LANDLORD AND TENANT OR TENANT'S USE OR OCCUPANCY OF THE PREMISES.

                                                                 ----------
                                                                  Initials

                                                  ----------
                                                   Initials

                                      SECTION 42

                                  GENERAL PROVISIONS

     42.1 The captions appearing at the commencement of the Sections hereof are descriptive only and for convenience of reference to this Lease and in no way whatsoever define, limit or describe the scope or intent of this Lease,nor in any way affect this Lease.

     42.2 Masculine or feminine pronouns shall be substituted for the neuter form and vice versa, and the plural shall be substituted for the singular form and vice versa, in any place or places herein in which the context requires such substitution(s).

     42.3 The laws of the State of Nevada shall govern the validity, construction performance, enforcement and effect of this Lease. Any legal action under this Lease or in any way pertaining to this Lease must be instituted and maintained in Clark County, Nevada.

     42.4 Whenever in this Lease any words of obligation or duty are used in connection with either party, such words shall have the same force and effect as though framed in the form of express covenants on the part of the party obligated.

     42.5 In the event Tenant now or hereafter shall consist of more than one person, firm or corporation, then and in such event, all such persons, firms or corporations shall be jointly and severally liable as Tenant thereunder.

     42.6 The submission of this Lease for examination does not constitute a reservation of or option to lease the Premises.

          42.6.1 Upon acceptance of Tenant's offer to lease under the terms hereof and receipt by Landlord of said deposit in connection with Tenant's submission of said offer, Landlord shall be entitled to retain such deposit and apply same to damages, costs and expenses incurred by Landlord in the event Tenant fails to occupy the Premises. if Landlord declines said offer, any such deposit shall be returned to Tenant.

     42.7 Should any claim or lien be filed against the Premises, or any action or proceeding be instituted affecting the title to the Premises, Tenant shall give landlord written notice thereof as soon as Tenant obtains actual or constructive knowledge thereof.

     42.8 This Lease shall not be construed either for or against Landlord or Tenant, but this Lease shall be interpreted in accordance with the general tenor of its language.

     42.9 Tenant agrees and acknowledges that landlord has bargained for Tenant's full and faithful compliance with the terms of the Lease, and Tenant's full and faithful payment of all Minimum Monthly


                                       39
                                                               Illegible
                                                              ----------
                                                                Initials

Rent, Additional Rent and other charges and monies to be paid by Tenant. Therefore, if Landlord has granted Tenant any construction allowance, tenant improvement allowance, free rent, or other monetary concession, all such concessions and/or benefits to Tenant shall be effective only so long as Tenant is not in default of any term, covenant or provision of this Lease. Thus, should Tenant default hereunder, in addition to any amounts owing from Tenant to Landlord as a result of such default, the full amount of any such construction allowance, tenant improvement allowance, free rent and/or other monetary concession shall be immediately due and payable by Tenant to Landlord upon demand.

     42.10 Tenant acknowledges that, by entering into this Lease with Landlord, Tenant has not become a third-party beneficiary of any lease between Landlord and any other tenant of the Property, and that no part of the inducement to Tenant to enter into this Lease was any promise or covenant of Landlord, express or implied, to enforce any other lease for the benefit of Tenant.

     42.11 Tenant agrees to deliver to Landlord during the Term, such financial statements, tax returns and other information respecting the condition or operations, financial or otherwise, of Tenant as may from time to time be requested by Landlord. Such records shall e delivered to Landlord no later than thirty (30) days following its request.

     42.12 In the event Tenant shall, at any time, fail to perform any of its duties or obligations under this Lease and Landlord should, pursuant to any provision of this Lease, pay any amount which Tenant is then required to reimburse to Landlord as Additional Rent, Landlord shall be entitled to recover as further Additional Rent an administrative allowance equal to ten percent (10%) of the amount paid by Landlord (or such greater percentage as may be otherwise specifically set forth elsewhere in this Lease).

     42.13 Tenant shall not record or file this Lease or any form of Memorandum of Lease or any assignment or security document pertaining to this Lease or any part of Tenant's interest therein without the prior written consent of Landlord, which consent may be subject to such conditions as Landlord shall deem appropriate. If such consent is granted Tenant will pay all recording fees, costs, taxes and other expenses for the recording. However, upon the request of Landlord, both parties shall execute a memorandum or "short form" of this Lease for recordation in a form customarily used for such purposes. Said memorandum or short form of this Lease shall describe the parties, the Premises and the Lease Term and shall incorporate this Lease by reference.

     42.14 The waiver by Landlord of any term, covenant or condition herein contained shall not be deemed to be a waiver of such terms, covenant or condition for any preceding or subsequent breach of the same or any other term, covenant or condition herein contained.


                                       40
                                                               Illegible
                                                              ----------
                                                                Initials

     42.16 Landlord reserves the right, at any time and from time to time for the general welfare of the Property, the avoidance of nuisance and the maintenance of a good reputation, safety, order and cleanliness in the Premises and at the Property, to impose rules and regulations governing the conduct of tenants and the use of the Common Areas in the Property. Tenant agrees to comply with such rules and regulations as are set forth on Exhibit E hereto, and as are hereafter imposed by Landlord as if they had existed and been attached hereto at the time of execution of this Lease. Landlord shall not be responsible to Tenant for the nonperformance by any other tenant or occupant of the Property of any such rules and regulations.

     42.17 Tenant covenants and agrees to keep the terms and provisions of the Lease confidential, and not to disclose said terms and provisions to any person or entity whatsoever (except as my be required by law, or by any governmental entity). Tenant acknowledges that Landlord may have made special concessions to Tenant to induce Tenant to execute this Lease, which if known, could damage Landlord's further business and/or bargaining power. Tenant therefore agrees that any breach of the covenant contained in this paragraph by Tenant shall be an automatic and incurable default of this Lease and that Tenant shall be fully liable for any and all damages, including with limitation, monetary damages, caused to Landlord and that Landlord may thereupon exercise such other rights and remedies as it may have under this Lease or at law or in equity.

     42.18 Tenant shall perform or cause Tenant's contractors to perform all work in the making and/or installation of any repairs, alterations or improvements in a manner so as to avoid any labor dispute which causes or is likely to cause stoppage or impairment of work or delivery services or any other services in the Property. In the event there shall be any such stoppage or impairment as the result of any such labor dispute or potential labor dispute, Tenant shall immediately undertake such action as may be necessary to eliminate such dispute or potential dispute, including, but not limited to
(i) removing all disputants from the job site until such time as the labor dispute no longer exists, (ii) seeking an injunction in the event of a breach of contract between Tenant and Tenant's contractor, and (iii) filing appropriate unfair labor practice charges in the event of a union jurisdictional dispute.

     42.19 If Tenant is a corporation, or partnership, or limited liability company, the person(s) executing this Lease on behalf of Tenant represents and warrants to Landlord that Tenant is a validly existing corporation, partnership or limited liability company, as the case may be, all things necessary to qualify it to do business in Nevada have been accomplished prior to the date of this Lease, all franchise and other corporate taxes have been paid to the date of this Lease, all forms, reports, fees, and taxes required to be filed or paid by said corporation, or partnership, or limited liability company in compliance with applicable laws will be filed and paid when due, and this Lease is the valid and binding obligation of the Tenant, enforceable in accordance with its terms.

     42.20 Landlord reserves the absolute right to effect such other tenancies in the Property as Landlord, in the exercise of its own business judgment, shall determine. Tenant does not rely on the fact, nor does Landlord represent, that any specific tenant or number of tenants shall or shall not, during the term of this Lease or any extension thereof, occupy any portion of the Property. There are no other representations or warranties between the parties hereto,

     42.21 and all reliance with respect to representations is solely on such representations and agreements as are contained in the Lease.

     IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the date set forth above.



LANDLORD                                     TENANT

Flamingo '84, a Nevada Limited Partnership   True Vision Laser Centers
                                             International, Inc.
Phoenix Plaza III



By  Ken Templeton                            By  John Homan


                             7/27/99                                   7/21/99
------------------------------------         ---------------------------------
                               Date                                      Date

          General Partner                                 President
Title:------------------------------         Title:---------------------------

                               ADDENDUM TO LEASE

    BY THIS ADDENDUM TO LEASE, attached to and made a part of that certain Lease of even date between FLAMINGO '84, A NEVADA LIMITED PARTNERSHIP D.B.A. PHOENIX PLAZA III, as Landlord, and TRUE VISION LASER CENTERS INTERNATIONAL, INC., as Tenant, the parties hereby amend and supplement the Lease as follows:

     1. FIRST YEAR PROPERTY OPERATING COST SHALL HAVE A BASIS OF $0.26 PER SQUARE FOOT. DURING SUBSEQUENT YEARS PROPERTY OPERATING COSTS SHALL BE BASED UPON ACTUAL EXPENSES.

     2. THE TIME PERIOD FROM THE OCCUPANCY DATE OF JULY 15, 1999, UNTIL THE COMMENCEMENT DATE OF AUGUST 1, 1999 GIVEN FREE OF RENT AND CAM TO TENANT.

     3. Provided Tenant shall not have been in default under this Lease (with all applicable cure period(s) having expired), Landlord agrees during the original Term to endeavor to give Tenant written notice of the availability of additional lease space of at lease N/A square feet within the Property, which space from time to time becomes available.

         3.1 Tenant, upon receipt of a written notice hereunder, shall have five (5) business days thereafter to notify Landlord in writing of Tenant's interest in leasing such available space. If Tenant so notifies Landlord of its interest, then Landlord and Tenant shall attempt to reach mutual agreement on a lease for such additional space; provided, however, if no such mutual agreement shall be reached within thirty (30) days of such notification then Landlord shall be free to offer such available space to any other interested party and Tenant shall have no further right with respect thereto.

              3.1.1 If Tenant declines in writing as to its interest in available space, or if Tenant fails to notify Landlord in writing within said five (5) business day period, then Landlord shall have no further obligation to negotiate with Tenant therefor and Landlord shall be free to offer such available space to any other interested party.

              3.1.2 If the parties fail to reach an agreement, or Tenant specifically declines to be interested in available space, or Tenant fails to timely respond to another notice from Landlord as to available space, then this entire Section 3 shall thereafter become null and void.

         3.2 The foregoing agreement on the part of Landlord to notify Tenant is a courtesy only and is not, under any circumstances, intended, implied or agreed to establish or create in Tenant an (i) option to lease or (ii) a right of first refusal or any other right for such available space.

     4. Provided Tenant is and has, at all times been, in compliance with each and every term, covenant and condition of this Lease on Tenant's part to be kept or performed, Tenant shall have the right and option to extend this
Lease for       consecutive additional term(s) of        years each
("Extension Term"). There are no further rights granted to extend the Term.

         4.1 The first such Extension Term shall commence on the expiration of the original Term of this Lease, and each succeeding Extension Term, if any, shall commence on the expiration of the immediately preceding Extension Term.

         4.2 The option to extend shall be exercised by Tenant giving Landlord notice in writing of such election to extend at least six (6) months, but not more than nine (9) months, prior to the respective expiration date of the then Term or Extension Term, as the case may be. The second (and any subsequent) Extension Term may not be effected unless the first (and the immediately preceding) Extension Term is timely exercised.

              4.2.1 The option(s) to extend the Term are not severable from the Lease and any permitted transfer of this Lease shall include transfer of the rights, benefits and obligations under this Addendum.

         4.3 Each such Extension Term shall be on the same terms, covenants and conditions as provided herein for the original Term, except that the Minimum Monthly Rent provided in Section 3 of the Lease shall be adjusted as provided in paragraph 3.1(b) of this Lease document.




LANDLORD                            TENANT
FLAMINGO '84, A NEVADA LIMITED      TRUE VISION LASER CENTERSINTERNATIONAL,
PARTNERSHIP                         INC.
PHOENIX PLAZA III



BY:  Ken Templeton                  By:  John Numan, President

/s/  Ken Templeton  7/21/99         /s/  John Numan  7/21/99
---------------------------         --------------------------
                    Date                             Date

                                              President
Title:                              Title:
      ---------------------                ---------------------

                                   EXHIBIT "A"

                         LEGAL DESCRIPTION OF PROPERTY

                            DESCRIPTION OF PROPERTY

THE FOLLOWING LAND SITUATED IN THE COUNTY OF CLARK, STATE OF NEVADA. DESCRIBED AS FOLLOWS

THAT PORTION OF THE SOUTHWEST QUARTER (SW 1/4) OF THE SOUTHEAST QUARTER (SE 1/4) OF SECTION 14, TOWNSHIP 21 SOUTH, RANGE 60 EAST, M D B &M, ACCORDING TO THE OFFICIAL PLAT OF SAID LAND ON FILE IN THE OFFICE OF THE BUREAU OF LAND MANAGEMENT, CLARK COUNTY, NEVADA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS

PARCELS TWO (2) AND THREE (3), AS SHOWN BY MAP THEREOF ON FILE IN FILE 61 OF PARCEL MAPS, PAGE 45, IN THE OFFICE OF THE COUNTY RECORDER TO SAID CLARK COUNTY, NEVADA

AND

A PARCEL OF LAND SITUATED IN THE SOUTHWEST ONE-QUARTER (SW 1/4) OF THE SOUTHEAST OF THE QUARTER (SE 1/4) OF SECTION 14, TOWNSHIP 21 SOUTH, RANGE: 60 EAST, CLARK COUNTY, NEVADA ALSO BEING A PORTION OF PARCEL ONE AND PARCEL FOUR OF PARCEL MAP, FILE 61, PAGE 45, OFFICIAL RECORDS OF CLARK COUNTY, NEVADA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS

BEGINNING AT THE SOUTHEAST CORNER OF SAID PARCEL ONE, SAID POINT BEING A
POINT ON THE NORTHERLY RIGHT-OF-WAY LINE OF FLAMINGO ROAD AND PROCEEDING
NORTH 89" 50'07" WEST, 30 00 FEET ALONG SAID RIGHT-OF-WAY LINE TO THE SOUTHEAST CORNER OF SAID PARCEL FOUR AND THE TRUE POINT OF BEGINNING.

HENCE NORTH 89"50'07" WEST, 107 04 FEET ALONG SAID RIGHT-OF-WAY LINE HENCE NORTH 00"09'53" EAST, 96 FEET
HENCE SOUTH 89"50'07" EAST, 107 04 FEET,
HENCE SOUTH 00"09'53" WEST, 96 11 FEET TO THE TRUE POINT OF BEGINNING

                                  EXHIBIT A-2

                                   SITE PLAN


KEN TEMPLETON REALTY AND INVESTMENTS

PHOENIX PLAZA III

FLAMENGO ROAD

?????




KEN TEMPLETON REALTY AND INVESTMENTS

PHOENIX PLAZA III PARTIAL SOUTH ELEVATION

                                    EXHIBIT B

                         MEMORANDUM OF COMMENCEMENT DATE

                    Commencement Date shall be August 1, 1999

                                  EXHIBIT C

                               LANDLORD'S WORK

Tenant has inspected the Premises prior to the execution herof and accepts same as provided in Paragraph 7.1 of the Lease. There are no works or improvements, construction or installation to be performed by Landlord SPACE IS TAKEN "AS-IS" CONDITION. Tenant upon vacancy of space will restore space to the same condition it was received upon move in (i.e.) floorings, walls, doors, etc.

                                  EXHIBIT D

                                TENANT'S WORK

    1. Tenant's Work:

         Tenant, at its expense, shall construct, furnish or install ALL improvements, equipment or fixtures within the Premises, and shall be responsible for obtaining ALL approvals, and payment of ALL fees and connection charges required by government agencies that are necessary for Tenant's occupancy and use of the Premises (collectively, "Tenant's Work"). In order to assure that Tenant's Work is acceptable to Landlord, and that it does not damage the structural elements of the building or interfere with building services or use by other tenants of such building, Tenant agrees that Tenant's Plans and Specifications shall be submitted to and PREAPPROVED by Landlord and shall be performed in accordance with all applicable laws, ordinances, codes and other governmental requirements. Landlord shall have seventy-two (72) hours (not including weekends) in which to approve in writing Tenant's Plans and Specifications. If Tenant begins work prior to receiving written approval, Landlord may withhold up to ten percent (10%) of Tenant Buildout Allowance. Further, Tenant hereby agrees to employ the services of a licensed General Contractor, approved by Landlord, for all Tenant's Work.

    2. Completion of Tenant's Work:

         After completion of Tenant's Work, Tenant shall, unless previously accomplished, promptly submit to Landlord the following:

         A. Written verification by Tenant's architect/general contractor that Tenant's Work has been completed pursuant to the approved plans and specifications;

         B. A copy of the recorded Notice of Completion and of the Certificate of Occupancy issued with respect to the premises;

         C. Copies of signed and notarized lien releases or other evidence reasonably satisfactory to Landlord that all of Tenant's Work has been paid in full and that no claim of any mechanic or materials may become a lien on the Premises or the Property and evidence that workmen's compensation (SIIS), and any union dues (if applicable) have been paid in full;

         D. Tenant shall furnish to Landlord for its permanent files one (1) reproducible set of "as-built" drawings showing Tenant's Work as constructed or installed in the Premises;

         E. Written acknowledgment by Tenant of the commencement date of the Term of the Lease as issued by Landlord; and

         F. Original paid invoices covering all of Tenant's Work.

                                 EXHIBIT D-2

                      REQUIREMENTS FOR GENERAL CONTRACTOR

    1. Nevada Contractors License with sufficient Bid Limit.

    2. Post $2,000.00 Surety Bond naming Plaza Properties.

    3. Liability Insurance naming Tenant as additional insured in the amount of Two Million Dollars and 00/100 ($2,000,000.00) aggregate or One Million Dollars and 00/1000 ($1,000,000.00) per occurrence.

    4. A copy of the current SIIS certificate issued to the Tenant must be submitted.

    5. T.D.C. Construction to Review: Plans drawn by a Nevada Licensed
                                      Architect or by General Contractor to
                                      include Electrical Load Calculations,
                                      Mechanical, Plumbing Plans prior to
                                      start or construction. NOTE: Subject to
                                      Landlord approval.

    6. All subcontractors that work for the General Contractor must have a Nevada Contractors License, Liability Insurance and SIIS Insurance.

    7. If power is available via the developer, a one time charge of $50.00 will be due up front prior to commencement of Tenant Improvements to cover costs during the Tenant Improvements. (A $50.00 fee must be included with paperwork submitted for approval.) If power is not available via the developer, Tenant shall be solely responsible.

    8. Unconditional releases must be used on all invoices and at final payment the subcontractor must sign and submit a final unconditional release and submit a FINAL SIIS certification prior to final payment.

    9. Contractor and Tenant understand that the Owner will file a NOTICE OF NON-RESPONSIBILITY.

   10. Subject to T.D.C. approval of General Contractors Resume, Financial Statement(s), and Qualifications.

       NOTE: All requirements for General Contractor are to do Tenant Improvements at any Templeton project.



THESE REQUIREMENTS HAVE BEEN RECEIVED AND AGREED TO THIS 21 DAY OF JULY, 1999.


TENANT:  /s/ Illegible                                     DATE:   Illegible
       ----------------------------------------                  --------------

ADDRESS OF THE IMPROVEMENT:
                             --------------------------------------------------

GENERAL CONTRACTOR:                                        DATE:
                    ---------------------------------            --------------

TEMPLETON DEVELOPMENT CORP.:                               DATE:
                             ------------------------            --------------

                                    EXHIBIT E

                              RULES AND REGULATIONS

1. No aerial will be erected on the roof or exterior walls of the Office/Retail Center without the written consent of Lessor/Landlord. Any aerial installed without such written consent shall be subject to removal without notice at Lessee's/Tenant's expense.

2. Lessee/Tenant shall not, without the written consent of Lessor/Landlord, use in or about the Office/Retail Center any advertising or promotional media such as searchlights, loudspeakers, phonographs, or other similar visual or audio media which can be seen or heard outside the Leased Property.

3. Lessee/Tenant shall keep the Leased Property at a temperature sufficiently high to prevent freezing of water pipes and fixtures.

4. The exterior areas immediately adjoining the Leased Property shall be kept clean and free from dirt and rubbish by Lessee/Tenant to the satisfaction of Lessor/Landlord, and Lessee/Tenant shall not place or permit any obstructions or merchandise in such areas.

5.  Lessee/Tenant shall keep the Leased Property free from pests and vermin.

6. Lessee/Tenant shall not burn any trash or garbage of any kind in or about the Office/Retail Center.

7. Lessee/Tenant shall not make noises, cause disturbances, or create odors which may be offensive to Lessor/Landlord or to other Lessee/tenants of the Office/Retail Center of their employees, agents, servants, customers, or invitees.

8. Due to health risks, Lessee/Tenant shall not smoke cigarettes, cigars, etc. within the Leased Premises as adjacent Tenant's may be put at risk or find the odor offensive.

9. Lessee/Tenant, lessee/tenants employees, and agents shall not solicit business, distribute handbills or other advertising matter to automobiles parked in the parking area or in other common areas.

10. Lessee/Tenant shall refrain from keeping, displaying or selling any merchandise or any other object outside of the interior of the Leased Property or in any portion of sidewalks, walkways or other parts of the Office/Retail Center, except with the permission of the Lessor/Landlord.

11. The floors, skylights, windows, doors and transoms that reflect or admit light in passageways, or into any place in the Office/Retail Center, shall not be covered or obstructed by any of the Lessee/Tenants. Water closets and other water apparatus shall not be used for the disposal of sweepings, rubbish, rags, ashes, chemicals, or the refuse from electric batteries, or other injurious substances. Any damage resulting from such misuse shall be paid for by the Lessee/Tenant.

12. No sign, advertisement, or notice shall be inscribed, painted, or affixed on any part of the outside or inside of the Office/Retail Center unless first approved in writing by the Lessor/Landlord.

13. No additional locks shall be placed on any exterior doors of the Leased Property and the Lessee/Tenant shall not permit any duplicate keys to be made.

14. The Lessor/Landlord or its agents shall have the right to enter the Leased Property, during reasonable times for inspections, to install telegraph wires, electric wires, and to make such repairs, additions and alterations a Lessor/Landlord shall deem necessary for the safety, improvements, preservation and restoration of the Office/Retail Center.

15. No lessee/tenant shall do or permit anything to be done in the Leased Property which will cause the increase of the rate of fire insurance, interfere with the rights of other tenants, injury or annoy other lessee/tenants, conflict with any of the rules and ordinances of the Board of Health.

16. Each Lessee/Tenant shall comply with all laws, rules, orders, ordinances and regulations of the City, County, State or Federal Government and with other governmental authority having jurisdiction over the Office/Retail Center, only as applicable to Tenant's use of the Demised Premises.

17. No animals, including birds and watchdogs, nor bicycles or other vehicles shall be kept in or about the Leased Property or permitted therein, except guide dogs and fish as provided in Sec. 47.

18. If Lessee's/Tenants desire to introduce signalling, telegraphic, telephonic or other wires and instruments, the Lessor/Landlord will direct the electricians as to where and how the same are to be placed, and without such directions no placing, boring, or cutting for wires will be permitted. Lessor/Landlord in all cases retains the right to require the placing and using of such electrical protecting devices to prevent the transmission of excessive currents of electricity into or through the building.

19. Lessee/Tenants shall not use or keep in the Leased Property any explosives, kerosene, gasoline, benzine, camphene, burning fluid or other illuminating materials.

20. No Lessee/Tenant, or employee of any tenant, shall go upon the roof of the Office/Retail Center with out the written consent of the Lessor/Landlord.

21. No room or rooms shall be occupied or used as sleeping or lodging apartments at any time, nor shall the Lessee/Tenant sublet any part of the Leased Property, or permit any other person to have or use desk space therein without the prior written consent of the Lessor/Landlord.

22. The Lessor/Landlord reserves the right to rescind any of these rules and regulations to make such other and further rules and regulations, in Lessor's/Landlord's judgement, may from any time to time be needed for the safety, care, maintenance, operation and cleanliness of the Office/Retail Center.

23. Lessor/Landlord shall have the right from time to time to designate areas within the common area parking for the purpose of parking employee automobiles.

24. No vehicles shall be parked over a 48 hour period.

25. No recreational vehicles or trucks larger than a pickup truck shall be parked in common area by Lessee/tenant or his employees for longer than a 24 hour period.

    /S/[ILLEGIBLE]                            7/??/99
    _______________________________           ______________________________
    TENANT                                    DATE

                               SIGN CRITERIA
                                    FOR
                               PHOENIX PLAZA

This criteria has been established for the purpose of assuring a coordinated sign program for the mutual benefits of all tenants at this shopping center. The intent of the following sign criteria is to offer the tenant as much flexibility as possible and to encourage differant types and color of script. The specified signs will offer both maximum identity and maximum aesthetic quality which benefits the tenant and the shopping center. Compliance will be strictly enforced; and any installed nonconforming or unaproved sign shall be corrected at the expense of the Tenant.

A.   General Requirements

     1. Prior to applying to County Planning Department for approval and permits, each Tenant shall submit to the landlord or his agent for approval before facrication, at least two (2) copies of detailed drawings indicating the location, size, layout, design and color of the proposed signs, including all lettering and/or graphics.

     2. All signs shall be reviewed by the Landlord or his agent for conformity with this criteria and overall design quality. Approval or disapproval of sign submittals based on aesthetics or design shall remain the sole right of the Landlord. No sign shall be installed until such approval shall have been granted in writing by the Landlord.

     3. All permits for signs and installation thereof shall be obtained by the tenant or his representative. The expense of fabrication and installation of all signs, including permits, shall be the responsibility of the tenant, who shall also be responsible for compliance with all applicable codes and with these criteria.

     4.   Signage shall be required to be installed within one hundred twenty
          (120) days of the beginning of the lease term or date of occupancy, whichever shall occur first.

     5. Tenant shall be responsible for removal of signs upon termination of lease. All structure preformations shall be stucco patched by Tenant or Tenant's contractor. Tenant is also responsible for removal of any leased panels on the pylon sign. The cost to remove any signs left by tenant will be deducted from the security deposit prior to refunding.

B.   General Specifications

     1. No projections beyond the sign area will be permitted. Signage area is to be within limits as indicated by Landlord in this criteria.

     2. Except as provided herein, no advertising placards, banners, pennants, names, insignia, trademarks or other descriptive material shall be affixed or maintained upon the glass panels and supports of the show windows and doors or upon the exterior walls of building or store front.

     3. All signs and their installations shall comply with all local building and electrical codes.

     4. Signs shall be composed of individual or script lettering. Sign boxes and cans will not be permitted. Logos will be considered on a case by case basis. Colors will also be approved on a case by case basis.

     5. If a logo is desired, or required by franchise, a detailed drawing of the logo must be submitted with a copy of the letterhead, business card, franchise trademark, and/or franchise requirements to justify the request.

     6. Wording of each sign shall not include the product sold except as a part of the Tenant's trade name or insignia. Therefore, Tenants shall display only trade names, or their basic product name, i.e., "John's Liqour" "Cleaners" or a combination thereof.

C.   Design Requirements

     1. The width of the Tenant facia sign shall not exceed 80% of the width of the Demised Premises. Lettering shall center on Demised Premises unless prior approvals or directions are obtianed from Landlord or his agent.

     2. Size of letters shall be a maximum of 24" and 5" in depth. Any exceptions will require prior written consent of the Landlord.

     3. All letters will have colored 1/8" or better plastic faces. Trim cap retainers on faces and returns must be in gold and are mandatory.

     4. All letters will be individually illuminated from within 30 MA single or double tube white neon. No exposed neon will be permitted. All openings shall be properly sealed to prevent light leaks.

     5. Each Tenant will be permitted to place upin each entrance of its Demised Premises not more than 144 square inches of gold leaf or decal application lettering, not to exceed two inches (2") in height, indicating hours of business, emergency telephone number, etc. Any exceptions will require written consent of the Landlord.

     6.   Painted lettering will not be permitted.

     7. Each Tenant who has a non-customer door for receiving merchandise may have uniformly applied on said door, in located as directed by the project architect, in two inches (2") high block letters, the Tenant's name and address. In the case that more than one Tenant uses the same door, each Tenant;s name and address shall be applied. Color of letters will be selected by the project architect.

D.   General Construction Requirements

     1. Tenant shall be responsible for the manufacture, complete installation and maintenance of all signs, including providing electrical to the sign for its operation.

     2. All signs are to be installed under the direction of the Project Contractor's superintendent or representative.

     3. Tenant shall be fully responsible fo rthe operation of tenant's sign contractors.

     4. Tenant's sign contractor shall repair any damage to any portion on the structure and finish caused by his work.

     5. All penetrations of the building structure required for sign installation shall be sealed in a watertight condition and shall be patched to match adjacent finish.

     6.   No exposed lamps or tubing will be permitted.

     7.   No animated, flashing or audible signs will be permitted.

     8. No exposed raceways, cabinets, cross-overs, conduits, conductors, transformers, or other equipment shall be permitted unless approved by Landlord prior to construction. Any exposed ducts shall be painted-out to match adjacent material.

     9. No signmaker's label or other identification will be permitted on exposed surface of sign, except for those required by local ordinance, in which case shall be placed in an inconspicuous location.

     10.  No signs of any sort shall be permitted on building's roof.

F.   Sign Contractor General Requirements

     1. All companies bidding to manufacture these signs are advised that no substitutes will be accepted by purchaser whatsoever, unless indicated in the specifications and approval by Landlord and Tenant. Any deviation from these specifications may result in purchaser's refusal to accept same.

     2. All manufacturers are advised that prior to acceptance and final payment, each unit will be inspected for conformity. Any signs found not in conformity will be rejected and removed at the Tenant's expense.

     3. Entire display shall be guaranteed for 90 days against defects in material and workmanship.

          Defective parts shall be replaced without charge.

     4. Sign company shall carry workman's compensation and public liability insurance against all damage suffered or done to any and all persons and/or property while engaged in the construction or erection of signs in the amount of $300,000.00.

     5. Lessee's sign contractor shall completely install and connect sign display. Primary wiring at sign location stipulated by Landlord to be provided by Lessee's contractor and completed prior to sign installation.

     6. If damage is caused to any portion of the sign or structure due to faulty installation, sign contractor shall be responsible for any costs to remedy and/or cure damages.


Sign Company agrees to abide by the above criteria for said project and warrants that the installation of sign by ______________________________ is correct.



--------------------------
Sign Company Authorization



                                       /s/ illegible              7/24/99
                                       -------------------------------------
                                       TENANT                      DATE

             DISCLOSURE REGARDING REAL ESTATE AGENCY RELATIONSHIPS
                               LEASE/RENTAL


     When you enter into a discussion with a real estate agent regarding a real estate transaction, you should understand what type of agency relationship or representation you wish to have with that agent. For the purpose of this form being used with a lease, Landlord/Lessor and Tenant/Lessee shall be synonymous.

                              LESSOR'S AGENT
A leasing agent under a listing/management agreement with a Lessor acts as the agent for the Lessor only. A subagent, or "cooperating agent", is one who has agreed to work for the Lessor's agent, usually through a multiple listing service. A subagent may work in a different real estate office. A Lessor's agent or subagent has, without limitation, the following affirmative obligations:
To the Lessor:
     (a) A fiduciary duty of utmost care, integrity, honesty, and loyalty in dealings with the Lessor.
To the Lessee or Lessor:
     (a) Diligent exercise of reasonable skill and care in performance of the agent's duties
     (b)  A duty of honest and fair dealing and good faith
     (c) A duty to disclose all facts known to the agent materially affecting the value or desirability of property that are not known to, or within the diligent attention and observation of, the parties.
An agent is not obligated to reveal to either party any confidential information obtained from the other party unless the information involved the affirmative duties.

                              LESSEE'S AGENT
A leasing agent can agree to act as agent for the Lessee only if the Lessee consents to that representation. Then the agent is not the Lessor's agent or subagent even if that agent receives compensation from the Lessor. An agent acting only for a Lessee has, without limitation, the following affirmative obligations:
To the Lessee:
     (a) Fiduciary duty of utmost care, integrity, honesty, and loyalty in dealings with the Lessee.
To the Lessee and Lessor:
     (a) Diligent exercise of reasonable skill and care in performance of the agent's duties.
     (b)  A duly of honest and fair dealing and good faith.
     (c) A duty to disclose all facts known to the agent materially affecting the value or desirability of property that are not known to, or within the diligent attention and observation of, the parties.
An agent is not obligated to reveal to either party any confidential information obtained from the other party unless that information involves the above affirmative duties.

                  AGENT REPRESENTING BOTH LESSOR AND LESSEE
A real estate agent acting directly or through an associate licensee, can legally be the agent of both the Lessor and the Lessee in a transaction, but only with the knowledge and written consent of both the Lessor and the Lessee. In a dual agency situation, the agent has, without limitation, the following affirmative obligations to both the Lessor and Lessee:
     (a) A fiduciary duty of utmost care, integrity, honesty and loyalty in the dealings with either Lessor or the Lessee.
     (b) Other duties to the Lessor and the Lessee as stated above in their respective sections.
When representing both Lessor and Lessee, the agent must have the express permission of the respective party in order to disclosed confidential information to the other party, such as the Lessor's willingness to accept a price less than the listing price or the Lessee's willingness to pay a price greater than the asking price.

The above duties to the agent in a real estate transaction do not relieve a Lessor or Lessee from the responsibility to protect their own interests. You should carefully read all agreements to ensure that they adequately express your understanding of the transaction. A real estate agent is a person qualified to advise about real estate. If legal or tax advice is desired, consult a competent professional in that field.

Throughout the transaction you may receive more than one disclosure form. The law requires each agent assisting in the transaction to present you with this disclosure form. You should read its contents each time it is presented to you, considering the relationship between you and the real estate agent in your specific transaction.

                           THE DISCLOSURE

Ken Templeton Realty & Investments, Inc. is the agent of the Jerry Buzz Horden Real Estate Firm

JERRY BUZZ HORDEN #14208                            7.16.99
----------------------------------------       -------------------------------
Licensee                                       Date

                          THE CONFIRMATION
I/We acknowledge receipt of a copy of this disclosure and conform my/our understanding of the disclosed agency relationship.

Lessee/Lessor   /s/[ILLEGIBLE]    Date     7/21/99        Time           am/pm
             --------------------     ---------------          ---------

Lessee/Lessor  /s/                Date     7/27/99        Time           am/pm
             --------------------     ---------------          ---------

Ken Templeton Realty
Investments, Inc.                 By  Jerry Buzz Horden   Date   7.16.99
---------------------------------   ---------------------     ----------------
Real Estate Firm                    Licensee